Building
FINANCIAL
BridgesTM
                                      LOGO
                               The Preferred Group
                                 of Mutual Funds
                                Semiannual Report
                                December 31, 1999
                                   (unaudited)

Performance Data............................................................  1
Our Message to You..........................................................  2
Funds & Investment Objectives...............................................  4
Performance Information & Benchmarks........................................  5
Investment Review...........................................................  6
Statements of Assets & Liabilities.......................................... 22
Statements of Operations.................................................... 24
Statements of Changes in Net Assets......................................... 26
Financial Highlights........................................................ 30
Schedules of Investments.................................................... 34
Notes to Financial Statements............................................... 54
Shareholder Privileges...................................................... 63

The Preferred Group of Mutual Funds
                                                                PERFORMANCE DATA

 PERFORMANCE DATA                                                      SIX MONTHS ENDED 12/31/99 (UNAUDITED)
                             BEGINNING       ENDING       TOTAL        CURRENT       INCOME      CAPITAL GAINS
 FUND NAME                     NAV           NAV          RETURN*       YIELD +     DIVIDENDS     DISTRIBUTIONS
                           (PER SHARE)   (PER SHARE)                               (PER SHARE)    (PER SHARE)
---------------------------------------------------------------------------------------------------------------


 Growth                       $22.88        $25.43         25.08%           _              _          $3.09
---------------------------------------------------------------------------------------------------------------
 Value                         26.80         22.33         (3.55)           _           $.17           3.25
---------------------------------------------------------------------------------------------------------------
 International                 16.63         18.95         19.45            _            .23            .64
---------------------------------------------------------------------------------------------------------------
 Small Cap                     12.05         11.72         (2.52)           _            .03              _
---------------------------------------------------------------------------------------------------------------
 Asset Allocation              16.81         16.11          (.42)           _            .48            .37
---------------------------------------------------------------------------------------------------------------
 Fixed Income                   9.76          9.56           .95         6.64%           .58              _
---------------------------------------------------------------------------------------------------------------
 S.T. Gov't. Securities         9.61          9.52          1.60         5.83            .47              _
---------------------------------------------------------------------------------------------------------------
 Money Market++                 1.00          1.00          2.52         5.36            .05              _
---------------------------------------------------------------------------------------------------------------


    * Total return includes reinvestment of dividends and capital gains distributions (not annualized).

    + The yield shown for the Fixed Income and Short-Term Government Securities
      Funds is the 30-day current yield as of 12/31/99. The yield shown for the Money Market Fund is the seven-day current yield as of 12/31/99, in accordance with Securities and Exchange Commission rules for reporting yields of money market funds.

   ++ An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The seven-day current yield for the Money Market Fund more closely reflects the current earnings of the Fund than does the total return quotation.

      The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

OUR MESSAGE TO YOU                                December 31, 1999 (unaudited)

Photo of David L. Bomberger

David L. Bomberger
President


DEAR FELLOW PREFERRED GROUP SHAREHOLDER:


I am pleased to present you with The Preferred Group's semiannual report for the six months ended December 31, 1999. This report provides detailed information on your Funds' performance, including fund holdings, financial and performance data, and commentary from each of the portfolio managers.

MARKET COMMENTARY
1999 was another extraordinary year for investors--if they owned the right stocks. This year, the right stocks to own were in the technology sector. On a capitalization-weighted basis, the Nasdaq Composite Index was up over 85%, an all-time record performance for a mature stock index. However--and this hasn't received nearly as much attention--the really big gains were concentrated in a small group of large-cap issues. Overall, the median price change for Nasdaq stocks was less than 1%. And the Nasdaq's cap-weighted return without large-cap technology stocks was 8%, a figure much closer to average returns of the past.

Similarly, the cap-weighted price change of the S&P 500 during 1999 was about 19.5%. However, the return on the largest 10 stocks in the index was nearly double that of the remainder. And the median price change was a negative 2.9%. Overall, the stock market may be a great party, but that certainly doesn't mean everyone is dancing.

Still, the numbers are nothing to sneeze at. During the second half of 1999, the S&P returned 7.79%. The reconstituted Dow Jones Industrial Average gained 5.65%. And in a remarkable comeback for international stocks, the EAFE Index returned an impressive 22.26%.

In comparison, the bond market was bearish to the point of hibernation as interest rates continued to rise. The Salomon Brothers BIG Index managed to eke out a .56% gain during the second half of 1999, but posted a .84% loss for the year.

PREFERRED GROUP HIGHLIGHTS
The financial world changed during the year and so did the Preferred Group. Back in May, Kathleen McCarragher became the portfolio manager of the Preferred Growth Fund. And I'm pleased to note she has continued the outstanding performance of that Fund.

Charles T. (C.T.) Urban, III became portfolio manager for the Preferred Short-Term Government Securities Fund in November. C.T. has over 15 years of fixed income portfolio experience.

The year 2000 will bring its own changes to the Preferred Group. For instance, Mark Settles takes over the helm of the Preferred Money Market Fund on January 1, 2000. Prior to becoming a portfolio manager, Mark spent five years trading dollar- and euro-denominated fixed income products on J.P. Morgan's New York and London trading desks.

The Preferred Group of Mutual Funds.                         OUR MESSAGE TO YOU

Luke Farrell of J.P. Morgan will assume management of the Preferred Fixed Income Fund on February 1. His experience includes U.S. Treasury, high yield, emerging market and investment grade securities, and foreign currency hedging.

But perhaps the biggest change to come is to the Preferred Small Cap Fund because this change marks a switch in investment philosophies: from core, which is a blend of growth and value, to growth. As previously announced, Bill McVail of Turner Investment Partners, Inc. will become manager of the Fund on January 1, 2000.

LOOKING FORWARD
With indexes in nosebleed territory, we believe the fundamentals of investing are more important than ever. Yes, new companies and entire new industries can become leaders, seemingly overnight. But no one need invest blindly. As always, a sound investment strategy is required to respond to change.

The dawn of a new millennium is a great time to revisit your investment plans. Are you saving enough for the future? Should you establish a college tuition fund, or increase your contribution to an existing one? Did your base pay level change during the year--and did you increase your savings to match? Given the big gains by growth stocks, it may be time to rebalance your investments. Or, if you're closing in on retirement, to adjust your asset allocation.

You'll notice these questions have nothing to do with P/E ratios, commodity futures or sector analysis. There's good reason for that: Studies continue to show that success is heavily dependent on asset allocation and the length of time you're invested in the market.

In closing, 1999 was a year of new records and new faces. In particular, it marks the departure of Robert "Skip" Johnson, who managed the Preferred Money Market Fund from its inception in 1992 until his retirement from J.P. Morgan in December. Skip has been a great friend of the Preferred Group, and he has our best wishes for many years of good health and happiness.

You have our best wishes, too. I thank you for your continued confidence and support of The Preferred Group of Mutual Funds. As always, feel free to call us at 1-800-662-4769 with your questions and comments.

It was a pleasure to serve you during the past century, and we're looking forward to the next.

                                 Sincerely,

                                 /s/ David L. Bomberger


                                 David L. Bomberger, CFA

FUNDS & INVESTMENT OBJECTIVES                     December 31, 1999 (unaudited)


                              Preferred Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing above-average earnings growth.


                              Preferred Value Fund

Seeks its objective of capital appreciation and current income by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.


                          Preferred International Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.


                            Preferred Small Cap Fund

Seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.


                         Preferred Asset Allocation Fund

Seeks its objective of both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.


                           Preferred Fixed Income Fund

Seeks its objective of a high level of current income consistent with investment in a diversified portfolio of debt securities.


                              Preferred Short-Term
                           Government Securities Fund

Seeks its objective of high current income consistent with preservation of capital, primarily through investment in U.S. Government securities.


                           Preferred Money Market Fund

Seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed income instruments.

The Preferred Group of Mutual Funds                      PERFORMANCE INFORMATION


HISTORICAL PERFORMANCE:
    Historical performance can be evaluated in several ways. At the end of each Fund's Discussion & Analysis section, we have provided a look at the total percentage change in value, the average annual percentage change and the growth of a hypothetical $10,000 investment. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a Fund's share price, plus reinvestment of any dividends (or income) and any capital gains (profits the Fund earns when it sells securities that have grown in value).

CUMULATIVE TOTAL RETURNS:
    Cumulative total returns reflect the Fund's actual performance over a set period: six months, one year, five years and since inception.

AVERAGE ANNUAL TOTAL RETURNS:
    Average annual total returns are hypothetical. A fund's actual (or cumulative) return indicates what would have happened if the fund had performed at a constant rate each year. For your information, all funds must provide average annual total returns as of the most recent calendar quarter --in this case, December 31, 1999. This allows you to compare funds from different complexes on an equal basis.

$10,000 HYPOTHETICAL INVESTMENT:
    The "$10,000 investment since inception" illustrates the value of your investment as of December 31, 1999, had you invested $10,000 when the Fund started.

                           BENCHMARKS - WHAT ARE THEY
                            AND WHAT DO THEY TELL ME?


Benchmarks are simply a point of reference for comparison. Mutual funds typically compare themselves to a suitable stock or bond market index to gauge their performance over the long term (3-5 years). An index is really a fictitious unmanaged portfolio. It does not trade or incur any expenses. In that sense, a fund must actually outperform its benchmark (gross return) by the amount of its management fees and other expenses in order for its reported performance (net of fees) to match its benchmark. Because the Preferred Group Funds are managed portfolios investing in a wide range of securities, the securities owned by a Fund will not match those included in the relevant benchmark. (Please refer to the Investment Review section of this report for detailed descriptions of each Fund's benchmark.)



--------------------------------------------------------------------------------
 PREFERRED GROWTH FUND
    S&P 500 Index
--------------------------------------------------------------------------------
 PREFERRED VALUE FUND
    S&P 500 Index
--------------------------------------------------------------------------------
 PREFERRED INTERNATIONAL FUND
    EAFE Index
--------------------------------------------------------------------------------
 PREFERRED SMALL CAP FUND
    Russell 2000 Index
--------------------------------------------------------------------------------
 PREFERRED ASSET ALLOCATION FUND
    65%  -  S&P 500 Index
    30%  -  Lehman Brothers Long-Term Treasury Index
     5%  -  90-Day Treasury Bills
    S&P 500 Index
--------------------------------------------------------------------------------
 PREFERRED FIXED INCOME FUND
    Salomon Brothers Broad Investment Grade (BIG) Index
--------------------------------------------------------------------------------
 PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND
    Merrill Lynch 1-3 Year Treasury Index
--------------------------------------------------------------------------------
 PREFERRED MONEY MARKET FUND
    IBC's Money Fund Report Average/All Taxable
--------------------------------------------------------------------------------

INVESTMENT REVIEW                                 December 31, 1999 (unaudited)

Preferred Growth Fund

INVESTMENT OBJECTIVE:
     The Preferred Growth Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies that are experiencing above-average earnings growth.


PORTFOLIO MANAGER PROFILE:

     PORTFOLIO MANAGER:  Kathleen A. McCarragher
--------------------------------------------------------------------------------
     TITLE:  Director, Executive Vice President and
     Domestic Equity Investment Strategist
--------------------------------------------------------------------------------
     LAST FIVE YEARS' EXPERIENCE: Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer before joining Jennison in May 1998. Kathleen assumed management of the Preferred Growth Fund in May 1999.
--------------------------------------------------------------------------------
     EDUCATION:  B.B.A. in Finance -- University of
     Wisconsin; M.B.A. -- Harvard Business School


DISCUSSION & ANALYSIS:

For the six months ended December 31, 1999, the Preferred Growth Fund returned 25.08%, while the S&P 500 Index gained 7.79%. Since inception, the Fund has provided an average annual return of 25.16%, ahead of the benchmark's 21.24% return.

Stocks in the U.S. ended the year, the century and the millennium with a flourish. Fourth-quarter results represented half or more of the gains for the entire year, and pushed major indexes to record levels. The U.S. stock market was not alone in its celebration. Stock markets around the world posted significant gains for the year led by the emerging markets and Japan. Europe also did well, principally because of strong fourth-quarter performance.

As was the case for most of the year, performance was paced by technology and telecommunications stocks. The Nasdaq Composite gained 85% during 1999. According to Merrill Lynch, this was the best one-year return achieved by a major index in the history of the U.S. stock market. Interestingly, the return of the equal-weighted S&P 500 was down for the six-month period, reflecting the vast differences in earnings growth rates and investor preferences across the market. In fact, more stocks declined than advanced for the year on the NYSE.

Decisions made in stock selection and sector weighting helped the Fund. For most of the year, technology represented 30% to 40% of the portfolio. And because this sector led the market, it had a very positive influence on returns. The Fund benefited from telecommunications stocks that exploit the dramatic demand for broadband communications. Wireless communications also played a part as Nokia and Motorola (1.8% of net assets) experienced faster-than-expected growth rates.

Financial stocks made an important contribution to returns this year but stock selection was critical, as the sector was an underperformer versus the market. However, a few large financial companies such as American International Group, Citigroup, American Express (1.1%) and Morgan Stanley Dean Witter (2.2%) did very well during the quarter. Consumer stocks were mixed for the year but select retailers and media companies did extremely well. Healthcare had a very difficult year. The combination of litigation, slowing revenue and earnings growth, patent expirations, and possible government intervention on the pricing front put pressure on these stocks all year.

Looking ahead, we believe one risk to future portfolio gains is the possibility of the Federal Reserve aggressively raising interest rates. Higher interest rates could have a

The Preferred Group of Mutual Funds                            INVESTMENT REVIEW


negative effect on price-earnings ratios and create a volatile environment for stock prices.



                                                         - Jennison Associates


 TOP TEN HOLDINGS:               (% OF TOTAL NET ASSETS)
--------------------------------------------------------
 1. Microsoft Corp.                        4.9%
--------------------------------------------------------
 2. Cisco Systems Inc.                     4.2%
--------------------------------------------------------
 3. Home Depot Inc.                        3.8%
--------------------------------------------------------
 4. General Electric Co.                   3.6%
--------------------------------------------------------
 5. CBS Corp.                              3.4%
--------------------------------------------------------
 6. Nokia Corp.                            3.2%
--------------------------------------------------------
 7. Citigroup Inc.                         2.9%
--------------------------------------------------------
 8. American Int'l Group Inc.              2.8%
--------------------------------------------------------
 9. Texas Instruments                      2.6%
--------------------------------------------------------
10. Hewlett Packard Co.                    2.6%


PERFORMANCE:

The following information illustrates the historical performance of the Preferred Growth Fund compared with the S&P 500 INDEX. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

The Fund may be more concentrated and subject to greater risk than other common stock mutual funds having a greater number of holdings.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Growth Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.





CUMULATIVE TOTAL RETURN:

                   PAST     PAST     PAST      SINCE
                 6 MONTHS  1 YEAR   5 YEARS  INCEPTION*

PREFERRED
GROWTH FUND       25.08%   44.83%   294.12%   438.94%
S&P 500 Index      7.79%   20.98%   251.13%   323.95%
                                        * July 1, 1992


AVERAGE ANNUAL TOTAL RETURN:

                        PAST       PAST       SINCE
                       1 YEAR     5 YEARS  INCEPTION*
PREFERRED              44.83%     31.56%     25.16%
GROWTH FUND
S&P 500 Index          20.98%     28.56%     21.24%
                                      * July 1, 1992


A $10,000 INVESTMENT SINCE INCEPTION:
Chart
              PREFERRED GROWTH FUND       S&P 500 INDEX
7/1/92                10000                   10000
12/31/92              11915                   10837
6/30/93               12425                   11359
12/31/93              13828                   11921
6/30/94               12468                   11514
12/31/94              13676                   12074
6/30/95               16733                   14510
12/31/95              17554                   16599
6/30/96               19237                   18291
12/31/96              20868                   20429
6/30/97               27732                   24612
12/31/97              27385                   27218
6/30/98               33003                   32046
12/31/98              37129                   35043
6/30/99               42991                   39331
12/31/99              53897                   42395

INVESTMENT REVIEW                                 December 31, 1999 (unaudited)


Preferred Value Fund

INVESTMENT OBJECTIVE:

The Preferred Value Fund seeks its objective of capital appreciation and current income by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

PORTFOLIO MANAGER PROFILE:

PORTFOLIO MANAGER: John G. Lindenthal
-------------------------------------------------------------------------------
TITLE: Managing Director of Oppenheimer Capital
LAST FIVE YEARS' EXPERIENCE: Portfolio Manager at Oppenheimer Capital. John has managed the Preferred Value Fund since its inception on July 1, 1992.
EDUCATION: B.S., M.B.A.-- University of Santa Clara


DISCUSSION & ANALYSIS:

For the six months ended December 31, 1999, the Preferred Value Fund declined 3.55%, versus a 7.79% return for the S&P 500 Index. Since inception, the Fund has provided an average annual return of 16.56%, compared with 21.24% for the benchmark.

The period was very challenging for value investors and the Fund. Investors focused almost exclusively on technology stocks, the prices of which soared while stocks in other industries registered only modest gains or even price declines. While the S&P 500 Index registered a healthy gain, the reported numbers are deceiving; the strong returns of a few large, highly priced technology companies accounted for most of the gain. And with investors largely ignoring the majority of other stocks, even stocks of companies with excellent competitive positions and strong earnings growth tended to fare poorly.

We have always given consideration to companies throughout the market, including technology companies. However, in the exuberant market for technology stocks, it has become increasingly difficult to find value in the sector. This is a major factor in the Fund's underperformance relative to the S&P 500 Index.

The Fund's performance was also hurt by our investment in financial issues. Rising interest rates caused price declines across the sector, even for companies whose operations are relatively immune to the impact of higher rates. Our financial holdings are not a bet on interest rates, but are based instead on individual company fundamentals and attractive valuations. Notwithstanding recent declines in their share prices, the financial companies we own continue to generate strong business results. We continue to believe their share prices will catch up with fundamentals over time. Among the Fund's declining holdings were Countrywide Credit (1.7% of net assets), Diageo (2.1%), FleetBoston (1.8%), and Federal Home Loan Mortgage Corp.

Individual securities which contributed to Fund performance during the six-month period include AMFM (2.5%), the country's largest radio broadcaster, Computer Associates Int'l, a software producer, and Minnesota Mining & Manufacturing (2.2%), maker of, among other things, Post-it Notes and Scotch Tape.

We believe the Fund is well positioned to generate favorable long-term results because we own good businesses that are selling at discounts to their inherent value. We will not chase the best-performing sector during short-term periods but will maintain a disciplined investment style focused on finding the best values in the market.



                                                         - Oppenheimer Capital

The Preferred Group of Mutual Funds                           INVESTMENT REVIEW


 TOP TEN HOLDINGS:               (% OF TOTAL NET ASSETS)
--------------------------------------------------------
 1. Citigroup Inc.                      8.7%
--------------------------------------------------------
 2. Sprint Corp.                        6.0%
--------------------------------------------------------
 3. Federal Home Loan Mortgage Corp     4.3%
--------------------------------------------------------
 4. Intel Corp.                         4.3%
--------------------------------------------------------
 5. Wells Fargo & Co.                   4.2%
--------------------------------------------------------
 6. Aflac Inc.                          3.9%
--------------------------------------------------------
 7. Morgan Stanley Dean Witter & Co.    3.7%
--------------------------------------------------------
 8. XL Capital Ltd.                     3.2%
--------------------------------------------------------
 9. Computer Associates Int'l Inc.      3.2%
--------------------------------------------------------
10. Carnival Corp.                      3.1%


PERFORMANCE:

The following information illustrates the historical performance of the Preferred Value Fund compared with the S&P 500 Index. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

The Fund may be more concentrated and subject to greater risk than other common stock mutual funds having a greater number of holdings.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Value Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.



CUMULATIVE TOTAL RETURN:

                   PAST     PAST     PAST      SINCE
                 6 MONTHS  1 YEAR   5 YEARS  INCEPTION*

PREFERRED
VALUE FUND        -3.55%    4.19%   163.30%   216.02%
S&P 500 Index      7.79%   20.98%   251.13%   323.95%
                                       * July 1, 1992


AVERAGE ANNUAL TOTAL RETURN:

                         PAST       PAST       SINCE
                        1 YEAR     5 YEARS  INCEPTION*
PREFERRED               4.19%     21.36%     16.56%
VALUE FUND
S&P 500 Index          20.98%     28.56%     21.24%
                                     * July 1, 1992


A $10,000 INVESTMENT SINCE INCEPTION:

              PREFERRED VALUE FUND        S&P 500 INDEX
7/1/92                10000                   10000
12/31/92              10980                   10837
6/30/93               11673                   11359
12/31/93              11945                   11921
6/30/94               11707                   11514
12/31/94              12001                   12074
6/30/95               14718                   14510
12/31/95              16258                   16599
6/30/96               18322                   18291
12/31/96              20712                   20429
6/30/97               24612                   24298
12/31/97              27218                   26515
6/30/98               30740                   32046
12/31/98              30311                   35043
6/30/99               32743                   39331
12/31/99              31600                   42395

INVESTMENT REVIEW                                 December 31, 1999 (unaudited)

Preferred International Fund

INVESTMENT OBJECTIVE:

The Preferred International Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.


PORTFOLIO MANAGER PROFILE:

PORTFOLIO MANAGER: Peter F. Spano, CFA
--------------------------------------------------------------------------------
TITLE: President, PXS Corp., General Partner, Mercator Asset Management(R), L.P.
--------------------------------------------------------------------------------
LAST FIVE YEARS' EXPERIENCE: Portfolio Manager at Mercator. Pete has managed the Preferred International Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------
EDUCATION: B.B.A.-- St. John's University; M.B.A.-- Baruch College (City University of New York); Chartered Financial Analyst


DISCUSSION & ANALYSIS:

For the six months ended December 31, 1999, the Preferred International Fund advanced 19.45%, trailing the EAFE Index, which rose 22.26%. Since inception, the Fund has returned 12.90% on an average annual basis versus 13.62% for its benchmark.

The gloom of early 1999 turned to optimism as expectations rose for world economic growth. A number of central banks reversed earlier interest rate cuts and became concerned instead with the global boom and the possibility of rising inflation. Corporate restructuring continued as companies continued to reduce costs and improve profit margins. Mergers and acquisitions came and went at a record rate, and we believe the trend will continue in 2000 as companies better position themselves for global competition.

In terms of countries, the Fund was most heavily weighted in Japan during the last half of the year, and we continued to build our positions in that country. We believe corporate restructuring will accelerate as leading companies set the example for the rest of corporate Japan, and we expect profit margins and earnings growth to dramatically improve over the next few years. We purchased Yasuda Fire & Marine Insurance (1.5% of net assets) and Sumitomo Marine & Fire Insurance (1.7%), both high-quality, innovative companies selling at significant discounts to what we believe they are worth. In the pharmaceutical industry we bought Daiichi Pharmaceutical (1.2%) and Tanabe Seiyaku (.7%). We also bought Mitsui Fudosan (.6%), a large real estate developer.

During the six-month period, we eliminated two U.K. companies, Allied Domecq and Rank Group. We also cut back positions in Australia and New Zealand and eliminated CSR (Australia) based on deteriorating fundamentals. On the mergers and acquisitions front, National Westminster Bank (2.0%) received bids from two other banks at a premium price. Pioneer International (1.8%) received a buy-out offer from Hanson, PLC, and Pharmacia & UpJohn (1.3%) agreed to merge with Monsanto.

We believe a globally synchronized upturn is clearly under way and expect the pace to accelerate into 2000. We also expect the U.S., Europe and Asia will simultaneously experience a rising GDP in 2000 and probably in 2001 for the first time in this economic cycle. On the down side, we recognize that rising interest rates may pressure stock prices, and we expect continued stock price volatility. However, we believe the earnings outlook is good and the portfolio is well positioned as we enter the new millennium.



                                            - Mercator Asset Management(R), L.P.

The Preferred Group of Mutual Funds                           INVESTMENT REVIEW


TOP TEN HOLDINGS:                (% OF TOTAL NET ASSETS)
--------------------------------------------------------
 1. Sony Corp. Japan                       5.8%
--------------------------------------------------------
 2. Christian Dior France                  3.3%
--------------------------------------------------------
 3. Bipop-Carire Italy                     3.3%
--------------------------------------------------------
 4. Hitachi Japan                          3.3%
--------------------------------------------------------
 5. Swatch GroupSwitzerland                3.1%
--------------------------------------------------------
 6. Rio TintoUnited Kingdom                3.1%
--------------------------------------------------------
 7. Bouygues France                        3.0%
--------------------------------------------------------
 8. Electrolux AB Sweden                   2.7%
--------------------------------------------------------
 9. Matsushita Electric Industries Japan   2.5%
--------------------------------------------------------
10. Peugeot SA France                      2.5%


GEOGRAPHIC ALLOCATION:           (% OF TOTAL NET ASSETS)
--------------------------------------------------------
Japan            19.7%     Others           4.0%
United Kingdom   12.4%     Canada           3.8%
France           10.6%     Germany          3.0%
Switzerland       9.1%     South Korea      2.5%
Italy             7.1%     Finland          2.1%
Sweden            6.2%     Argentina        1.0%
Netherlands       6.2%     New Zealand      0.9%
Australia         5.8%     Others           5.6%


PERFORMANCE:

The following information illustrates the historical performance of the Preferred International Fund compared with the EUROPE, AUSTRALASIA & FAR EAST
(EAFE) INDEX. The EAFE Index contains over 1000 stocks from 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Risk Factors of Foreign Investments" in the current prospectus.)

The Fund may be more concentrated and subject to greater risk than other common stock mutual funds having a greater number of holdings.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred International Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.



CUMULATIVE TOTAL RETURN:

                      PAST     PAST     PAST      SINCE
                    6 MONTHS  1 YEAR   5 YEARS  INCEPTION*

PREFERRED
INTERNATIONAL FUND   19.45%   32.87%   102.06%   148.62%
EAFE Index           22.26%   27.29%   85.45%    160.49%
                                          * July 1, 1992


AVERAGE ANNUAL TOTAL RETURN:

                         PAST       PAST       SINCE
                        1 YEAR     5 YEARS  INCEPTION*
PREFERRED
INTERNATIONAL FUND     32.87%     15.11%     12.90%
EAFE Index             27.29%     13.15%     13.62%
                                     * July 1, 1992


A $10,000 INVESTMENT SINCE INCEPTION:


          Preferred International Fund     EAFE Index
7/1/92                10000                   10000
12/31/92               8419                    9779
6/30/93                9623                   12072
12/31/93              11915                   12999
6/30/94               12189                   14159
12/31/94              12305                   14047
6/30/95               13004                   14433
12/31/95              13526                   15668
6/30/96               14787                   16400
12/31/96              15845                   16664
6/30/97               18558                   18114
12/31/97              17007                   16918
6/30/98               19414                   19742
12/31/98              18704                   20464
6/30/99               20806                   21305
12/31/99              24860                   26049

INVESTMENT REVIEW                                 December 31, 1999 (unaudited)

Preferred Small Cap Fund

INVESTMENT OBJECTIVE:

The Preferred Small Cap Fund seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.


PORTFOLIO MANAGER PROFILE:

PORTFOLIO MANAGER: David L. Bomberger, CFA
--------------------------------------------------------------------------------
TITLE: President, Caterpillar Investment Management Ltd. (CIML)
--------------------------------------------------------------------------------
LAST FIVE YEARS' EXPERIENCE:Vice President at Commercial Federal Bank in Omaha, Nebraska. Before that, Vice President, Treasurer and Chief Investment Officer at The Guarantee Life Companies in Omaha.
--------------------------------------------------------------------------------
EDUCATION: B.S.-- University of Nebraska; M.B.A.--University of Nebraska; Chartered Financial Analyst


DISCUSSION & ANALYSIS:

The Preferred Small Cap Fund declined 2.52% for the six months ended December 31, 1999, compared to an 10.95% return for the Russell 2000 benchmark. Since inception, the Fund has returned an annual average of 8.70%, trailing the benchmark's 15.17% return.

Small cap stocks failed to keep pace with the hefty gains posted by large stock indexes, including the S&P 500 Index, until the final month of the year. They ended 1999 at record highs, as recorded by the Russell 2000 Index, which achieved 90% of its annual gain during the fourth quarter and closed the year at 504.75, an all-time record.

However, the Preferred Small Cap Fund lost value during 1999. One reason? The market continued to favor growth stocks over value stocks, and consequently, growth- oriented funds. The Russell 2000 Growth Index, which tracks companies with higher price-to-book ratios and forecasted growth values, returned 43.09% in 1999. But the Russell 2000 Value Index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, lost 1.49%.

Positive performers for the Fund included CTS (1.3% of net assets), Guess (.8%), Timberland (1.2%) and Unigraphics Solutions (.7%). Stocks that detracted from performance included K-Swiss (.5%) and Tower Automotive (.5%). Detractors that were eliminated from the portfolio included Frontier Airlines, 3DFX Interactive, Claire Stores, Flagstar Bancorp, Pilgrims Pride, SLI and Standard Motor Products.

During the second half of 1999, we reevaluated the performance of the Preferred Small Cap Fund and its underlying strategy. While we believe the performance of growth stocks in 1999 was extraordinary, we feel growth strategies will continue to outperform value and core strategies in the future. For this reason, we elected to change the strategy of the Fund beginning January 1, 2000.

To implement the new strategy, we selected Turner Investment Partners, Inc. as the new adviser to the Fund beginning January 1, 2000. Turner will implement the Fund's new growth strategy and make significant changes to the portfolio early in the year. We believe the prospects are exciting.



                                        - Caterpillar Investment Management Ltd.

The Preferred Group of Mutual Funds                           INVESTMENT REVIEW

 TOP TEN HOLDINGS:                            (% OF TOTAL NET ASSETS)
---------------------------------------------------------------------
 1. Xircom Inc.                                       2.5%
---------------------------------------------------------------------
 2. Progressive Software Corp.                        2.0%
---------------------------------------------------------------------
 3. Answerthink Consulting Group                      1.9%
---------------------------------------------------------------------
 4. Salton Inc.                                       1.8%
---------------------------------------------------------------------
 5. Nvidia Corp.                                      1.6%
---------------------------------------------------------------------
 6. Centex Construction Products Inc.                 1.6%
---------------------------------------------------------------------
 7. Avis Rent A Car Inc.                              1.6%
---------------------------------------------------------------------
 8. Ethan Allen Interiors Inc.                        1.5%
---------------------------------------------------------------------
 9. Dollar Thrifty Automotive Group                   1.3%
---------------------------------------------------------------------
10. URS Corp.                                         1.3%


PERFORMANCE:

The following information illustrates the historical performance of the Preferred Small Cap Fund compared with the RUSSELL 2000 INDEX. The Russell 2000 Index contains the 2000 smallest of the 3000 largest U.S. domiciled corporations, ranked by market capitalization.

Securities of small-capitalization companies often trade less frequently and in more limited volume, and may be subject to greater volatility than securities of larger, more established companies.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Small Cap Fund's inception date was November 1, 1995. This report will provide five- and ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.


CUMULATIVE TOTAL RETURN:

                       PAST     PAST     PAST      SINCE
                     6 MONTHS  1 YEAR   3 YEARS  INCEPTION*

PREFERRED
SMALL CAP FUND       -2.52%   -10.60%  11.86%+  41.55%+
Russell 2000 Index   10.95%   21.26%   44.59%   80.16%
                                    * November 1, 1995

+ Total return would have been lower if a portion of the management fee (0.35%) had not been waived for the period November 1, 1995 through October 31, 1996.

AVERAGE ANNUAL TOTAL RETURN:

                         PAST       PAST       SINCE
                        1 YEAR     3 YEARS  INCEPTION*
 PREFERRED              -10.60%      3.81%+   8.70%+
 SMALL CAP FUND
 Russell 2000 Index     21.26%     13.08%     15.17%
                                  * November 1, 1995

+ Total return would have been lower if a portion of the management fee (0.35%) had not been waived for the period November 1, 1995 through October 31, 1996.


A $10,000 INVESTMENT SINCE INCEPTION:
            Preferred Small Cap Fund   Russell 2000 Index
11/1/95               10000                   10000
12/31/95              10506                   10695
6/30/96               11267                   11804
12/31/96              12653                   12460
6/30/97               14534                   13731
12/31/97              16629                   15246
6/30/98               17942                   15997
12/31/98              15797                   14858
6/30/99               14487                   16237
12/31/99              14156                   18016

INVESTMENT REVIEW                                  December 31, 1999 (unaudited)
Preferred Asset Allocation Fund

INVESTMENT OBJECTIVE:

The Preferred Asset Allocation Fund seeks its objective of both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.


PORTFOLIO MANAGERS PROFILES:

MELLON CAPITAL MANAGEMENT CORPORATION PORTFOLIO MANAGER: Thomas B. Hazuka
--------------------------------------------------------------------------------
TITLE: Executive Vice President and Chief Investment Officer, Mellon Capital Management Corporation
--------------------------------------------------------------------------------
LAST FIVE YEARS' EXPERIENCE: Portfolio Manager at Mellon Capital. Tom has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------
EDUCATION: B.S.-- Stevens Institute of Technology;
M.B.A.-- University of Connecticut;
Ph.D.-- Stanford University


PANAGORA ASSET MANAGEMENT
PORTFOLIO MANAGER: Edgar E. Peters
--------------------------------------------------------------------------------
TITLE: Director, Asset Allocation and Chief Investment Strategist, PanAgora Asset Management, Inc.
--------------------------------------------------------------------------------
LAST FIVE YEARS' EXPERIENCE: Portfolio Manager at PanAgora Asset Management. Ed has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------
EDUCATION: B.S.-- Montclair State College;
M.B.A.-- Rutgers University


DISCUSSION & ANALYSIS:

The Preferred Asset Allocation Fund declined .42% for the six-month period ended December 31, 1999. By comparison, the Fund's blended benchmark--consisting of 65% - S&P 500 Index, 30% - Lehman Brothers Long-Term Treasury Index and 5% - 90-Day Treasury Bills--returned 4.55%. The S&P 500 Index returned 7.79% for the six-month period ended December 31, 1999. Since inception, the Fund has had an average annual return of 14.57% versus 16.54% for the 65/30/5 blended benchmark and 21.24% for the S&P 500 Index.

Economic growth moderated, inflation remained subdued, and manufacturing orders surged to a four-year high during the third quarter of 1999. While inflation remained low following a surge in April, financial markets remained quite concerned about the prospect of tight labor markets leading to accelerating inflation down the road.

At the end of the fourth quarter, the U.S. economic expansion appeared set to become the longest on record, topping the previous 106-month expansion of 1961-1969. Meanwhile pricing power remained weak across most industries, which was reflected in restrained increases in producer prices.

During the third quarter, the S&P 500 experienced three consecutive down months for the first time in nine years. At the same time the S&P managed to reach an all-time high, and the Dow Industrials managed to reach two new all-time highs. These seemingly contradictory facts were a good indication of the market's volatility, which continued into the fourth quarter. After reaching lows in mid-October, the stock market roared back during the fourth quarter, with major indexes posting all-time records.

In recognition of rising stock prices and bond yields during the fourth quarter, the Fund lowered its percentage of stock holdings and increased its percentage of bond holdings. However, stocks significantly outperformed bonds during the same time.

During the second half of 1999, we saw a decoupling of the stock and bond markets as growing optimism about the future has propelled stocks to heights disproportionate to underlying earnings expectations. While there is no telling

The Preferred Group of Mutual Funds                            INVESTMENT REVIEW


how long stocks will remain decoupled from bonds, we remain committed to the discipline of evaluating stocks in the context of returns available on alternative investments. As a result, we continue to be overweight in bonds relative to stocks.

                                                     - Mellon Capital Management
                                                     - PanAgora Asset Management


--------------------------------------------------------------------------------
 PORTFOLIO ALLOCATION*                                    (% OF PORTFOLIO)
                   12/31/99   6/30/99   12/31/98
--------------------------------------------------------------------------------
   Stocks             35%        44%       44%
   Bonds              56%        34%       30%
   Short-Term          9%        22%       26%
   (maturities less than one year)

                                        * Allocations do not consider the effect
                                of futures contracts. See Note 4 of the notes to
                                       the financial statements for open futures
                                                 contracts at December 31, 1999.

PERFORMANCE:

The following information illustrates the historical performance of the Preferred Asset Allocation Fund compared with a blended benchmark consisting of:
65% - S&P 500 INDEX; 30% - LEHMAN BROTHERS LONG-TERM TREASURY INDEX; AND 5% - 90-DAY TREASURY BILLS. The S&P 500 Index is the most common index for the overall U.S. stock market. It is comprised of 500 of the leading U.S. companies representing major industries. The Lehman Brothers Long-Term Treasury Index is a market weighted index of all publicly held Treasury issues with maturities greater than 10 years. The 90-Day Treasury Bill benchmark is a performance calculation using recently issued 90-Day Treasury Bills. The performance of the Asset Allocation Fund is also compared with the S&P 500 INDEX.

The Asset Allocation Fund has a blended benchmark to reflect its flexibility to invest in stocks, bonds and short-term investments.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Asset Allocation Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.



CUMULATIVE TOTAL RETURN:

                     PAST     PAST     PAST      SINCE
                   6 MONTHS  1 YEAR   5 YEARS  INCEPTION*

PREFERRED ASSET
ALLOCATION FUND      -.42%    2.15%   140.03%  177.55%
65/30/5 Benchmark    4.55%   10.63%   164.76%  215.26%
S&P 500 Index        7.79%   20.98%   251.13%  323.95%
                                        * July 1, 1992

AVERAGE ANNUAL TOTAL RETURN:

                        PAST       PAST       SINCE
                       1 YEAR     5 YEARS  INCEPTION*
PREFERRED ASSET
ALLOCATION FUND         2.15%     19.14%     14.57%
65/30/5 Benchmark      10.63%     21.50%     16.54%
S&P 500 Index          20.98%     28.56%     21.24%
                                     * July 1, 1992


A $10,000 INVESTMENT SINCE INCEPTION:

         Preferred Asset Allocation Fund    65/30/5 Benchmark     S&P 500 Index
7/1/92                10000                       10000               10000
12/31/92              10731                       10781               10837
6/30/93               11357                       11523               11359
12/31/93              11869                       12057               11921
6/30/94               11212                       11483               11514
12/31/94              11563                       11848               12074
6/30/95               13643                       14057               14510
12/31/95              15354                       15849               16599
6/30/96               16132                       16429               18291
12/31/96              17685                       18021               20429
6/30/97               19521                       20789               24612
12/31/97              21384                       23054               27218
6/31/98               23784                       26167               32046
12/31/98              27161                       28497               35043
6/30/99               27879                       30153               39331
12/31/99              27755                       31526               42395

INVESTMENT REVIEW                                  December 31, 1999 (unaudited)

Preferred Fixed Income Fund

INVESTMENT OBJECTIVE:

The Preferred Fixed Income Fund seeks its objective of a high level of current income consistent with investment in a diversified portfolio of debt securities.


PORTFOLIO MANAGER PROFILE:

PORTFOLIO MANAGER: Paul L. Zemsky, CFA
--------------------------------------------------------------------------------
TITLE: Managing Director, J. P. Morgan Investment Management Inc.
--------------------------------------------------------------------------------
LAST FIVE YEARS' EXPERIENCE: Portfolio Manager at J. P. Morgan Investment Management. Paul has been involved in the management of the Preferred Fixed Income Fund since January 1, 1994.
--------------------------------------------------------------------------------
EDUCATION: B.S.--Wharton School of Business, University of Pennsylvania; B.S.E.E.-- University of Pennsylvania; Chartered Financial Analyst


DISCUSSION & ANALYSIS:

For the six-month period ended December 31, 1999, the Preferred Fixed Income Fund rose .95%, compared to .56% for the Salomon Brothers Broad Investment Grade
(BIG) Index. Since inception, the Fund has returned 6.22%, compared to 6.65% for the benchmark.

Bond yields ended the year sharply higher as investors reassessed the strengthening economy and anticipated tighter monetary policy early in 2000. Consumption continued to grow rapidly. The economy turned in a strong performance, with GDP growth of 5.7%, almost a full percentage point above the original estimate.

December's strong equity rally suggests the Federal Reserve Board's recent actions will do little to stem economic growth in the first quarter of 2000. Low unemployment, firm wage laws and the unprecedented external deficit indicate a need to slow the economy to a more sustainable pace, even in the absence of any significant consumer price pressures.

In the beginning of the reporting period, the Fund was conservatively positioned in corporate bonds and held a heavy allocation of mortgage-backed securities. In addition we maintained an overweight position in AAA rated agency debenture bonds. Toward the end of the year, the Fund held positions that reflected our positive outlook on mortgages relative to U.S. Treasuries.

The corporate sector outperformed Treasuries primarily because of lessened Y2K fears and the presence of buyers who had built up cash and were stretching for yield ahead of the first quarter. The fund was modestly overweight in the corporate sector and we remained comfortable with the overweight position in anticipation of a strong economic backdrop and light near-term supply.

We shifted the Fund's duration position early in November from neutral to a modestly short position relative to the Index. We maintained this duration through the end of the year. With little sign of any slowdown in U.S. growth, the bond market ended the year lacking fundamental support.

We believe strong business and consumer confidence, a robust equity market and very buoyant labor market suggest the need for additional Fed policy tightening, and we believe Treasury yields will continue to move higher. As a result, we expect to remain defensive--in terms of the fund's duration positions--during the first half of 2000.


                                            - J. P. Morgan Investment Management

The Preferred Group of Mutual Funds                           INVESTMENT REVIEW


PORTFOLIO STATISTICS:                (AS OF DECEMBER 31, 1999)
--------------------------------------------------------------
Portfolio Holdings                                139
--------------------------------------------------------------
Average Maturity                           16.4 years
--------------------------------------------------------------
Average Duration                            4.8 years
--------------------------------------------------------------
Average Quality                                   AA+
--------------------------------------------------------------
Allocation (% of portfolio*):
--------------------------------------------------------------
Treasury/Agency                                  6.2%
--------------------------------------------------------------
Corporates                                      21.9%
--------------------------------------------------------------
Mortgages/Asset-Backed                          63.2%
--------------------------------------------------------------
Foreign Corporates & Govt.                       3.5%
--------------------------------------------------------------
Short-Term                                       5.2%
(maturities less than one year)

                   *Allocations do not consider the effect of futures contracts.
                             See Note 4 of the notes to the financial statements
                                for open futures contracts at December 31, 1999.

PERFORMANCE:

The following information illustrates the historical performance of the Preferred Fixed Income Fund compared with the SALOMON BROTHERS BROAD INVESTMENT GRADE (BIG) INDEX. The Index contains 5,000 U.S. Treasury, Agency, Mortgage and Corporate Bonds. Credit quality must be investment grade (AAA-BBB by Standard & Poor's).

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Fixed Income Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.




CUMULATIVE TOTAL RETURN:

                    PAST     PAST     PAST      SINCE
                  6 MONTHS  1 YEAR   5 YEARS  INCEPTION*

PREFERRED FIXED
INCOME FUND        .95%    -0.76%   39.52%    57.30%
Salomon Bros.
BIG Index          .56%    -0.84%   45.14%    62.11%
                                      * July 1, 1992


AVERAGE ANNUAL TOTAL RETURN:

                         PAST       PAST       SINCE
                        1 YEAR     5 YEARS  INCEPTION*
PREFERRED FIXED
INCOME FUND            -0.76%      6.89%      6.22%
Salomon Bros.          -0.84%      7.74%      6.65%
BIG Index
                                     * July 1, 1992

A $10,000 INVESTMENT SINCE INCEPTION:
           Preferred Fixed Income Fund    Salomon Bros. BIG Index
7/1/92                10000                        10000
12/31/92              10471                        10461
6/30/93               11259                        11198
12/31/93              11549                        11496
6/30/94               11207                        11065
12/31/94              11273                        11169
6/30/95               12494                        12454
12/31/95              13264                        13238
6/30/96               13009                        13071
12/31/96              13660                        13717
6/30/97               14101                        14138
12/31/97              14814                        15038
6/30/98               15416                        15634
12/31/98              15848                        16348
6/30/99               15578                        16121
12/31/99              15730                        16211

INVESTMENT REVIEW                                 December 31, 1999 (unaudited)
Preferred Short-Term Government Securities Fund

INVESTMENT OBJECTIVE:

The Preferred Short-Term Government Securities Fund seeks its objective of high current income consistent with preservation of capital, primarily through investment in U.S. Government securities.


PORTFOLIO MANAGER PROFILE:

PORTFOLIO MANAGER: Charles T. (C.T.) Urban, III, CFA
--------------------------------------------------------------------------------
TITLE: Senior Portfolio Manager, Caterpillar Investment Management Ltd. (CIML)
--------------------------------------------------------------------------------
LAST FIVE YEARS' EXPERIENCE: Vice President and Senior Portfolio Manager for the Windsor Financial Group in Minneapolis.
--------------------------------------------------------------------------------
EDUCATION: B.S.-- University of North Carolina; M.B.A.--University of Minnesota; Chartered Financial Analyst


DISCUSSION & ANALYSIS:

The Preferred Short-Term Government Securities Fund returned 1.60% for the six months ended December 31, 1999. This compares to a return of 1.87% for the Merrill Lynch 1-3 Year Treasury Index. Since inception, the Fund's average annual return has been 4.57% versus 5.54% for the benchmark.

During the second half of 1999, the yield on the two-year Treasury note increased 70 basis points, from 5.51% to 6.21%. This is after the yield jumped 100 basis points from the end of 1998. Stronger-than-expected economic growth, inflationary concerns connected with increasing oil prices, and a declining labor pool can justifiably be blamed as the major culprits for this sharp movement in short-term rates.

In an attempt to cool the growth of the economy and preempt an inflationary environment, the Federal Reserve, led by Alan Greenspan, raised the target on the Federal Funds rate twice during the past six months, each time by 25 basis points. Earlier, on June 30, the rate was raised another 25 basis points, which means the Fed has completely reversed last year's reductions made during the credit and liquidity crisis of 1998.

Much of the Fund's underperformance can be attributed to having a longer duration than that of the benchmark. During the second half of the year, the Fund's profile was changed, and the duration was brought back to neutral versus the benchmark. This helped prevent deterioration of the Fund's net asset value while we worked to increase the yield.

We expect the Fed to raise short-term rates by at least 50 basis points over the next six months. Accordingly, the portfolio will remain neutral or shorter than the benchmark, again in an attempt to prevent NAV deterioration and volatility. If our analysis shows a potential slowing in the economy and lower consumer confidence--in other words, if the stock market cools--we will then lengthen the portfolio at what should be higher yields.

At fourth quarter's end, the portfolio's duration was 1.7, versus 1.7 for the benchmark. The sector break- down at the end of the year was 7% U.S. Treasury, 43% government-sponsored agency debentures, 38% government agency mortgage-related securities and 12% cash equivalents.


                                        - Caterpillar Investment Management Ltd.

The Preferred Group of Mutual Funds                           INVESTMENT REVIEW



PORTFOLIO STATISTICS:             (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------
Portfolio Holdings                               36
-----------------------------------------------------------
Average Maturity                          2.1 years
-----------------------------------------------------------
Average Duration                          1.7 years


PERFORMANCE:

The following information illustrates the historical performance of the Preferred Short-Term Government Securities Fund compared with the MERRILL LYNCH 1-3 YEAR TREASURY INDEX. The Index comprises primarily U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Short-Term Government Securities Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.


CUMULATIVE TOTAL RETURN:

                        PAST     PAST     PAST      SINCE
                      6 MONTHS  1 YEAR   5 YEARS  INCEPTION*

PREFERRED SHORT-TERM
GOVERNMENT
SECURITIES FUND        1.60%    2.31%   29.97%    39.82%
ML 1-3 Yr.
Treasury Index         1.87%    3.06%   37.05%    49.89%
                                          * July 1, 1992

AVERAGE ANNUAL TOTAL RETURN:

                         PAST       PAST       SINCE
                        1 YEAR     5 YEARS  INCEPTION*
PREFERRED SHORT-TERM
GOVERNMENT
Securities Fund         2.31%      5.38%      4.57%
ML 1-3 Yr.
Treasury Index          3.06%      6.51%      5.54%
                                     * July 1, 1992


A $10,000 INVESTMENT SINCE INCEPTION:

      Preferred Short-Term Gov't. Sec. Fund   ML 1-3 Yr. Treasury Index
7/1/92                10000                             10000
12/31/92              10261                             10317
6/30/93               10632                             10658
12/31/93              10833                             10875
6/30/94               10723                             10830
12/31/94              10757                             10938
6/30/95               11336                             11666
12/31/95              11735                             12140
6/30/96               11914                             12303
12/31/96              12287                             12744
6/30/97               12606                             13111
12/31/97              13046                             13593
6/30/98               13327                             14003
12/31/98              13667                             14544
6/30/99               13762                             14714
12/31/99              13982                             14989

INVESTMENT REVIEW                                  December 31, 1999 (unaudited)

Preferred Money Market Fund

INVESTMENT OBJECTIVE:

The Preferred Money Market Fund seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed income instruments.


PORTFOLIO MANAGER PROFILE:

PORTFOLIO MANAGER: Robert (Skip) R. Johnson
--------------------------------------------------------------------------------
TITLE: Vice President, J. P. Morgan Investment Management Inc.
--------------------------------------------------------------------------------
LAST FIVE YEARS' EXPERIENCE: Portfolio Manager at J. P. Morgan Investment Management. Skip has been involved with the management of the Preferred Money Market Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------
EDUCATION: B.A. -- Dartmouth College


DISCUSSION & ANALYSIS:

The Preferred Money Market Fund returned 2.52% for the six-month period ended December 31, 1999, compared to a 2.41% return for IBC's Money Fund Report Average/All Taxable. Since inception, the Fund's average annual return has been 4.55% versus 4.41% for the benchmark.

During the past year, global disinflationary forces caused by last fall's economic crisis receded, allowing the Federal Reserve to focus on the prospect of unsustainable growth at home. The Fed raised rates three times this year--at its June, August and November meetings--taking back all of last year's stimulus, and bringing the Fed Funds rate back up to 5.50%. Although inflation has remained benign and wage pressures are still subdued, the Fed has embarked on a path of incremental tightening in a proactive attempt to keep inflation at bay. At mid-year, when the Fed began tightening, credit and swap spreads both widened and the equity market tumbled. Since October, however, yield spreads have narrowed and the equity market has rebounded, largely due to the vigilance of the Federal Reserve and its adoption of a neutral stance. As expected, we finished the year with higher yields due to the lingering probability of additional Fed action, global synchronized growth, and uncertainty about when the previous moves will begin to slow U.S. growth.

When the Fed started tightening monetary policy in June, we initiated a barbell strategy. This meant investing at the very short end of the yield curve for liquidity and farther out on the yield curve (though still less than one year) to capture higher yields. In addition, our significant allocation to floating-rate notes added to performance. These securities reset regularly (usually quarterly), therefore the Fund benefits in a rising rate environment. Because of the barbell structure and the floating-rate note allocation, the Fund performed very well versus its peer group.

We expect the rising-rate environment to continue, with a quarter-percentage point hike from the Federal Reserve at its February meeting. We believe these incremental steps will bring about the desired economic slowdown and a "soft landing." We think current strength in oil prices will translate into increasing headline inflation as early as the first quarter of 2000. We also believe that global growth will continue, with implications for U.S. assets as other countries' assets become more attractive on a relative-value basis.

In the meantime, we will keep the Fund barbelled to maintain liquidity while taking advantage of higher yields.


                                            - J. P. Morgan Investment Management

The Preferred Group of Mutual Funds                            INVESTMENT REVIEW


An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE:
The following information illustrates the historical performance of the Preferred Money Market Fund compared to IBC'S MONEY FUND REPORT AVERAGE/ALL TAXABLE. This benchmark is used for taxable money market funds.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Money Market Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.


CUMULATIVE TOTAL RETURN:

                           PAST   7-DAY CURRENT    PAST    PAST         SINCE
                         6 MONTHS     YIELD++     1 YEAR  5 YEARS     INCEPTION*

 PREFERRED MONEY
 MARKET FUND               2.52%       5.36%       4.85%   29.13%+     39.64%+
 IBC's Money Fund
 Report Avg./All Taxable   2.41%       5.13%       4.64%   27.84%      38.24%
                                                               * July 1, 1992

+ Total return would have been lower if a portion of the management fee (0.15%) had not been waived for the period January 1, 1993 through October 31, 1995.

++ The seven-day current yield for the Money Market Fund more closely reflects the current earnings of the Fund than does the total return quotation. The yield for IBC's Money Fund Report Avg./All Taxable represents the seven-day current yield as of December 31, 1999.


AVERAGE ANNUAL TOTAL RETURN:

                            PAST        PAST        SINCE
                           1 YEAR     5 YEARS     INCEPTION*
 PREFERRED MONEY
 MARKET FUND                4.85%      5.25%+        4.55%+
 IBC's Money Fund
 Report Avg./All Taxable    4.64%      5.04%         4.41%
                                            * July 1, 1992

+ Total return would have been lower if a portion of the management fee (0.15%) had not been waived for the period January 1, 1993 through October 31, 1995.

A $10,000 INVESTMENT SINCE INCEPTION:

           Preferred Money Market Fund   IBC's Money Fund Report Avg/All Taxable
7/1/92                10000                              10000
12/31/92              10140                              10148
6/30/93               10271                              10284
12/31/93              10406                              10422
6/30/94               10569                              10583
12/31/94              10814                              10813
6/30/95               11126                              11113
12/31/95              11438                              11407
6/30/96               11719                              11690
12/31/96              12018                              11974
6/30/97               12319                              12259
12/31/97              12638                              12579
6/30/97               12986                              12896
12/31/98              13318                              13211
6/30/99               13621                              13499
12/31/99              13963                              13824


STATEMENTS OF ASSETS & LIABILITIES                 December 31, 1999 (unaudited)

DECEMBER 31, 1999 (unaudited)
                                                                                GROWTH                VALUE            INTERNATIONAL
ASSETS
  Investments at value ...............................................       $ 792,895,382        $ 372,771,338       $ 354,546,150
  Short-term obligations at amortized cost ...........................          25,565,740            7,433,824          19,995,000
  Cash ...............................................................                 636                  674
  Foreign currency at value ..........................................             267,010
  Receivable for investments sold ....................................
  Receivable for fund shares sold ....................................           4,412,167            3,860,987           2,606,522
  Receivable for variation margin ....................................
  Dividends and interest receivable ..................................             264,662              271,186             482,795
  Prepaid expenses and other assets ..................................              22,354               15,443              18,951
                                                                             -------------        -------------       -------------
       Total assets ..................................................         823,160,941          384,352,778         377,917,102
                                                                             -------------        -------------       -------------

LIABILITIES
  Payable for investments purchased ..................................
  Payable for fund shares redeemed ...................................             162,263              227,739           1,258,892
  Payable for distributions ..........................................
  Payable for variation margin .......................................
  Payable for:
     Management fees .................................................             482,948              237,523             280,102
     Audit fees ......................................................              19,975               17,325              19,711
     Custodian fees ..................................................              20,088               15,647              74,100
     Legal fees ......................................................               1,626                2,916
     Trustees' fees ..................................................
     Transfer agent fees .............................................              10,975               22,966              14,624
     Other fees ......................................................              18,679
                                                                             -------------        -------------       -------------
          Total liabilities ..........................................             716,554              524,116           1,647,429
                                                                             -------------        -------------       -------------
  Net assets .........................................................       $ 822,444,387        $ 383,828,662       $ 376,269,673
                                                                             =============        =============       =============
  Shares of beneficial interest outstanding ..........................          32,339,217           17,190,927          19,856,043
                                                                             =============        =============       =============
  Offering and redemption price per share ............................       $       25.43        $       22.33       $       18.95
                                                                             =============        =============       =============

COMPOSITION OF NET ASSETS:
  Paid-in capital ....................................................       $ 463,652,718        $ 216,125,592       $ 245,493,702
  Undistributed (Distributions in excess of)
  net investment income ..............................................          (1,083,152)              36,348            (179,482)
  Accumulated net realized gains (losses) on
     investments, futures, forwards, and foreign currency ............          21,896,007            6,547,052            (451,579)
  Net unrealized appreciation (depreciation) on:
     Investments .....................................................         337,978,814          161,119,670         131,421,420
     Futures .........................................................
     Foreign denominated other assets,
        liabilities & currency .......................................                                                      (14,388)
                                                                             -------------        -------------       -------------
Net assets .........................................................         $ 822,444,387        $ 383,828,662       $ 376,269,673
                                                                             =============        =============       =============
  Investments and short-term obligations at cost .....................       $ 480,482,308        $ 219,085,492       $ 243,119,730
  Foreign currency holdings at cost ..................................                                                      266,578

                                       22

THE PREFERRED GROUP OF MUTUAL FUNDS           STATEMENTS OF ASSETS & LIABILITIES

                                                                                                      ASSET                FIXED
                                                                               SMALL CAP            ALLOCATION            INCOME
ASSETS
  Investments at value ...............................................       $  92,126,283        $ 197,644,398       $ 161,762,829
  Short-term obligations at amortized cost ...........................           2,995,584           20,274,588           8,904,221
  Cash ...............................................................                                    1,366               1,522
  Foreign currency at value ..........................................
  Receivable for investments sold ....................................                                    2,120          23,642,389
  Receivable for fund shares sold ....................................           1,306,741            1,954,205             587,522
  Receivable for variation margin ....................................                                                       69,933
  Dividends and interest receivable ..................................             119,432            2,303,435           1,834,765
  Prepaid expenses and other assets ..................................              11,049               10,793               7,304
                                                                             -------------        -------------       -------------
       Total assets ..................................................          96,559,089          222,190,905         196,810,485
                                                                             -------------        -------------       -------------
LIABILITIES
  Payable for investments purchased ..................................                                   12,109          23,248,334
  Payable for fund shares redeemed ...................................               5,693                4,182             168,016
  Payable for distributions ..........................................                                   13,244               3,648
  Payable for variation margin .......................................                                  160,100
  Payable for:
     Management fees .................................................              58,898              132,663              76,794
     Audit fees ......................................................              16,263               19,289              18,207
     Custodian fees ..................................................              16,426               32,695              16,884
     Legal fees ......................................................                 338                1,262                 953
     Trustees' fees ..................................................                  22
     Transfer agent fees .............................................               5,399               13,357              13,213
     Other fees ......................................................               1,949               10,204               1,554
                                                                             -------------        -------------       -------------
          Total liabilities ..........................................             104,988              399,105          23,547,603
                                                                             -------------        -------------       -------------
  Net assets .........................................................       $  96,454,101        $ 221,791,800       $ 173,262,882
                                                                             =============        =============       =============
  Shares of beneficial interest outstanding ..........................           8,229,355           13,764,634          18,129,953
                                                                             =============        =============       =============
  Offering and redemption price per share ............................       $       11.72        $       16.11       $        9.56
                                                                             =============        =============       =============

COMPOSITION OF NET ASSETS:
  Paid-in capital ....................................................       $  99,903,496        $ 175,917,582       $ 184,115,448
  Undistributed (Distributions in excess of)
  net investment income ..............................................              14,343                                   21,439
  Accumulated net realized gains (losses) on
     investments, futures, forwards, and foreign currency ............         (13,866,957)          15,479,513          (5,948,591)
  Net unrealized appreciation (depreciation) on:
     Investments .....................................................          10,403,219           31,378,238          (5,164,758)
     Futures .........................................................                                 (983,533)            239,344
     Foreign denominated other assets,
        liabilities & currency .......................................
                                                                             -------------        -------------       -------------
  Net assets .........................................................       $  96,454,101        $ 221,791,800       $ 173,262,882
                                                                             =============        =============       =============
  Investments and short-term obligations at cost .....................       $  84,718,648        $ 186,540,748       $ 175,831,808
  Foreign currency holdings at cost ..................................


                                                                                                SHORT-TERM                MONEY
                                                                                                GOVERNMENT                MARKET
ASSETS
  Investments at value ............................................................            $ 60,342,639
  Short-term obligations at amortized cost ........................................              12,488,777             $152,832,998
  Cash ............................................................................                                              554
  Foreign currency at value .......................................................
  Receivable for investments sold .................................................
  Receivable for fund shares sold .................................................                  44,435                4,103,849
  Receivable for variation margin .................................................
  Dividends and interest receivable ...............................................                 759,652                1,268,456
  Prepaid expenses and other assets ...............................................                   6,486                      353
                                                                                               ------------             ------------
       Total assets ...............................................................              73,641,989              158,206,210
                                                                                               ------------             ------------

LIABILITIES
  Payable for investments purchased ...............................................
  Payable for fund shares redeemed ................................................                     711                    6,129
  Payable for distributions .......................................................                      75                       59
  Payable for variation margin ....................................................
  Payable for:
     Management fees ..............................................................                  19,443                   38,616
     Audit fees ...................................................................                  17,832                   15,201
     Custodian fees ...............................................................                   7,823                    5,222
     Legal fees ...................................................................                   1,440
     Trustees' fees ...............................................................
     Transfer agent fees ..........................................................                   5,883                   13,668
     Other fees ...................................................................                                            4,515
                                                                                               ------------             ------------
          Total liabilities .......................................................                  51,767                   84,850
                                                                                               ------------             ------------
  Net assets ......................................................................            $ 73,590,222             $158,121,360
                                                                                               ============             ============
  Shares of beneficial interest outstanding .......................................               7,726,927              158,121,360
                                                                                               ============             ============
  Offering and redemption price per share .........................................            $       9.52             $       1.00
                                                                                               ============             ============

COMPOSITION OF NET ASSETS:
  Paid-in capital .................................................................            $ 76,215,503             $158,121,360
  Undistributed (Distributions in excess of)
  net investment income ...........................................................
  Accumulated net realized gains (losses) on
     investments, futures, forwards, and foreign currency .........................              (1,715,449)
  Net unrealized appreciation (depreciation) on:
     Investments ..................................................................                (909,832)
     Futures ......................................................................
     Foreign denominated other assets,
        liabilities & currency ....................................................
                                                                                               ------------             ------------
  Net assets ......................................................................            $ 73,590,222             $158,121,360
                                                                                               ============             ============
  Investments and short-term obligations at cost ..................................            $ 73,741,248             $152,832,998
  Foreign currency holdings at cost ...............................................


See notes to financial statements

                                       23


STATEMENTS OF OPERATIONS                           December 31, 1999 (unaudited)
SIX MONTH PERIOD ENDED
DECEMBER 31, 1999 (UNAUDITED)                                              GROWTH                  VALUE               INTERNATIONAL
INVESTMENT INCOME
  Dividends ................................................          $   1,531,228           $   2,612,943           $   2,432,455
  Interest .................................................                252,580                 505,381                 474,704
                                                                      -------------           -------------           -------------
                                                                          1,783,808               3,118,324               2,907,159
  Less foreign taxes withheld at source ....................                (10,622)                (30,996)               (290,116)
                                                                      -------------           -------------           -------------
     Total income ..........................................              1,773,186               3,087,328               2,617,043
                                                                      -------------           -------------           -------------

EXPENSES
  Management fees ..........................................              2,586,478               1,490,174               1,555,611
  Audit fees ...............................................                 17,596                  15,082                  17,596
  Custodian fees ...........................................                 69,880                  47,257                 271,475
  Registration fees ........................................                 26,143                   7,540                   8,044
  Legal fees ...............................................                 22,121                  14,076                  10,054
  Trustees' fees ...........................................                  9,551                   6,033                   4,525
  Transfer agent fees ......................................                101,444                  92,030                  55,231
  Insurance fees ...........................................                  7,038                   4,524                   3,016
  Other expenses ...........................................                 16,087                  12,065                   8,546
                                                                      -------------           -------------           -------------
     Total expenses ........................................              2,856,338               1,688,781               1,934,098
                                                                      -------------           -------------           -------------
        Net investment income (loss)  ......................             (1,083,152)              1,398,547                 682,945
                                                                      -------------           -------------           -------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FUTURES
AND FOREIGN CURRENCY
  Net realized gain (loss) on:
     Investments ...........................................             57,184,209              10,510,473               3,744,078
     Futures...............................................
     Forward contracts.....................................
     Foreign denominated other assets,
         liabilities & currency ............................                                                               (279,587)
  Change in net unrealized appreciation
     (depreciation) on:
     Investments ...........................................            109,806,344             (27,180,832)             58,001,968
     Futures................................................
     Forward contracts......................................
     Foreign denominated other assets,
        liabilities & currency .............................                                                                  5,547
                                                                      -------------           -------------           -------------
           Net gain (loss) .................................            166,990,553             (16,670,359)             61,472,006
                                                                      -------------           -------------           -------------

  Net increase (decrease) in net assets
     resulting from operations .............................          $ 165,907,401           ($ 15,271,812)          $  62,154,951
                                                                      =============           =============           =============


                                       24

THE PREFERRED GROUP OF MUTUAL FUNDS                     STATEMENTS OF OPERATIONS
                                                                                                     ASSET                   FIXED
                                                                          SMALL CAP               ALLOCATION                INCOME
INVESTMENT INCOME
  Dividends ................................................           $    595,736            $    645,087
  Interest .................................................                                      3,909,737            $  6,036,604
                                                                       ------------            ------------            ------------
                                                                            595,736               4,554,824               6,036,604
  Less foreign taxes withheld at source ....................                   (885)                 (2,764)
                                                                       ------------            ------------            ------------
     Total income ..........................................                594,851               4,552,060               6,036,604
                                                                       ------------            ------------            ------------

EXPENSES
  Management fees ..........................................                373,821                 817,519                 451,772
  Audit fees ...............................................                 14,076                  17,094                  15,585
  Custodian fees ...........................................                 45,246                  94,513                  66,362
  Registration fees ........................................                  7,540                  14,578                  12,065
  Legal fees ...............................................                  3,520                   8,045                   6,033
  Trustees' fees ...........................................                  1,509                   3,520                   2,513
  Transfer agent fees ......................................                 21,716                  60,643                  40,928
  Insurance fees ...........................................                  1,004                   2,513                   2,011
  Other expenses ...........................................                  3,520                   7,038                   6,033
                                                                       ------------            ------------            ------------
     Total expenses ........................................                471,952               1,025,463                 603,302
                                                                       ------------            ------------            ------------
        Net investment income (loss)  ......................                122,899               3,526,597               5,433,302
                                                                       ------------            ------------            ------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FUTURES
AND FOREIGN CURRENCY
  Net realized gain (loss) on:
     Investments ...........................................              1,563,364              22,516,276              (4,306,813)
     Futures ...............................................                                     (5,348,963)                 85,340
     Forward contracts .....................................                                                                104,235
     Foreign denominated other assets,
         liabilities & currency ............................                                                                   (687)
  Change in net unrealized appreciation
     (depreciation) on:
     Investments ...........................................             (4,926,083)            (22,109,670)                 71,099
     Futures ...............................................                                        328,148                 301,740
     Forward contracts......................................
     Foreign denominated other assets,
        liabilities & currency .............................

                                                                       ------------            ------------            ------------
           Net gain (loss) .................................             (3,362,719)             (4,614,209)             (3,745,086)
                                                                       ------------            ------------            ------------
  Net increase (decrease) in net assets
     resulting from operations .............................           ($ 3,239,820)           ($ 1,087,612)           $  1,688,216
                                                                       ============            ============            ============


                                                                                             SHORT-TERM                     MONEY
                                                                                             GOVERNMENT                     MARKET
INVESTMENT INCOME
  Dividends ...............................................................
  Interest ................................................................                 $ 1,858,857                  $ 4,768,548
                                                                                            -----------                  -----------
                                                                                              1,858,857                    4,768,548
  Less foreign taxes withheld at source ...................................
                                                                                            -----------                  -----------
     Total income .........................................................                   1,858,857                    4,768,548
                                                                                            -----------                  -----------

EXPENSES
  Management fees .........................................................                     116,432                      267,457
  Audit fees ..............................................................                      16,087                       13,071
  Custodian fees ..........................................................                      25,136                       35,694
  Registration fees .......................................................                       7,038                       19,607
  Legal fees ..............................................................                       2,011                        6,536
  Trustees' fees ..........................................................                       1,005                        3,016
  Transfer agent fees .....................................................                      16,945                       48,578
  Insurance fees ..........................................................                         502                        2,011
  Other expenses ..........................................................                       2,514                        5,529
                                                                                            -----------                  -----------
     Total expenses .......................................................                     187,670                      401,499
                                                                                            -----------                  -----------
        Net investment income (loss)  .....................................                   1,671,187                    4,367,049
                                                                                            -----------                  -----------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FUTURES
AND FOREIGN CURRENCY
  Net realized gain (loss) on:
     Investments ..........................................................                    (830,145)
     Futures...............................................................
     Forward contracts.....................................................
     Foreign denominated other assets,
         liabilities & currency............................................
  Change in net unrealized appreciation
     (depreciation) on:
     Investments ..........................................................                     216,033
     Futures
     Forward contracts
     Foreign denominated other assets,
        liabilities & currency ............................................

                                                                                            -----------                  -----------
           Net gain (loss) ................................................                    (614,112)
                                                                                            -----------                  -----------
  Net increase (decrease) in net assets
     resulting from operations ............................................                 $ 1,057,075                  $ 4,367,049
                                                                                            ===========                  ===========

See notes to financial statements


                                       25

STATEMENTS OF CHANGES IN NET ASSETS                December 31, 1999 (unaudited)
                                                                 GROWTH                          VALUE
                                                      PERIOD+             YEAR           PERIOD+           YEAR
                                                       ENDED             ENDED            ENDED           ENDED
                                                     12/31/99           6/30/99         12/31/99         6/30/99
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) ................   ($  1,083,152)   ($    803,669)   $   1,398,547    $   2,802,226
  Net realized gain (loss) on:
      Investments .............................      57,184,209       63,513,505       10,510,473       49,008,891
      Futures..................................
      Forward contracts........................
      Foreign denominated other assets,
          liabilities & currency...............
  Change in net unrealized appreciation
    (depreciation) on:
       Investments ............................     109,806,344       88,790,969      (27,180,832)     (26,632,458)
       Futures................................
       Forward contracts......................
       Foreign denominated other assets,
            liabilities & currency............
                                                   ------------    -------------    -------------    -------------
            Net increase (decrease) in net
              assets resulting from
              operations ......................     165,907,401      151,500,805      (15,271,812)      25,178,659
                                                   ------------    -------------    -------------    -------------
  Distributions to shareholders from:
       Net investment income ..................      (2,575,000)      (3,999,940)
       Net realized gains .....................     (88,296,267)    (111,232,130)     (48,119,216)     (15,868,693)
       In excess of realized gains
                                                   ------------    -------------    -------------    -------------
                                                    (88,296,267)    (111,232,130)     (50,694,216)     (19,868,633)
                                                   ------------    -------------    -------------    -------------
  Fund share transactions:
       Receipts for shares sold ...............     103,220,974      635,081,746       28,471,543      123,051,076
       Value of distributions
          reinvested ..........................      88,000,889      110,140,361       50,522,460       19,637,430
       Cost of shares redeemed ................    (112,791,309)    (625,918,574)     (56,432,789)    (134,374,899)
                                                   ------------    -------------    -------------    -------------
            Net increase (decrease) in net
              assets from fund share
              transactions ....................      78,430,554      119,303,533       22,561,214        8,313,607
                                                   ------------    -------------    -------------    -------------
                  Total increase
                    (decrease) ................     156,041,688      159,572,208      (43,404,814)      13,623,633

NET ASSETS
       Beginning of period ....................     666,402,699      506,830,491      427,233,476      413,609,843
                                                   ------------    -------------    -------------    -------------
       End of period ..........................   $ 822,444,387    $ 666,402,699    $ 383,828,662    $ 427,233,476
                                                   ============    =============    =============    =============
       Undistributed (distributions
          in excess of) net investment
          income at end of period .............   ($  1,083,152)                    $      36,348    $   1,212,801
                                                   ============    =============    =============    =============

NUMBER OF FUND SHARES
       Sold ...................................       4,394,464       30,109,700        1,161,637        4,868,725
       Issued for distributions
          reinvested ..........................       3,565,676        5,636,660        2,323,940          802,182
       Redeemed ...............................      (4,743,794)     (29,688,185)      (2,234,212)      (5,345,330)
                                                   ------------    -------------    -------------    -------------
          Net increase (decrease)
            in shares outstanding .............       3,216,346        6,058,175        1,251,365          325,577
  Outstanding at:
       Beginning of period ....................      29,122,871       23,064,696       15,939,562       15,613,985
                                                   ------------    -------------    -------------    -------------
       End of period ..........................      32,339,217       29,122,871       17,190,927       15,939,562
                                                   ============    =============    =============    =============


                                       26

THE PREFERRED GROUP OF MUTUAL FUNDS          STATEMENTS OF CHANGES IN NET ASSETS


                                                                   INTERNATIONAL                              SMALL CAP
                                                              PERIOD+              YEAR               PERIOD+              YEAR
                                                               ENDED               ENDED               ENDED               ENDED
                                                             12/31/99             6/30/99            12/31/99             6/30/99
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) .....................      $     682,945       $   3,974,453       $     122,899       $     167,300
  Net realized gain (loss) on:
      Investments ..................................          3,744,078           8,595,547           1,563,364         (15,467,932)
      Futures.......................................
      Forward contracts.............................
      Foreign denominated other assets,
          liabilities & currency ...................                                                   (279,587)           (249,262)
  Change in net unrealized appreciation
    (depreciation) on:
       Investments .................................         58,001,968          11,545,590          (4,926,083)        (10,349,571)
       Futures......................................
       Forward contracts............................
       Foreign denominated other assets,
          liabilities & currency ...................              5,547             (23,074)
                                                          -------------       -------------       -------------       -------------
            Net increase (decrease) in net assets
              resulting from operations ............         62,154,951          23,843,254          (3,239,820)        (25,650,203)
                                                          -------------       -------------       -------------       -------------
  Distributions to shareholders from:
       Net investment income .......................         (4,462,835)         (2,900,000)           (210,000)           (150,000)
       Net realized gains ..........................        (12,178,268)         (8,299,909)                             (5,076,273)
       In excess of realized gains..................
                                                          -------------       -------------       -------------       -------------
                                                            (16,641,103)        (11,199,909)           (210,000)         (5,226,273)
                                                          -------------       -------------       -------------       -------------
  Fund share transactions:
       Receipts for shares sold ....................        246,049,221         509,126,412          25,427,976         106,831,536
       Value of distributions
           reinvested ..............................         16,533,101          11,065,960             209,826           5,207,954
       Cost of shares redeemed .....................       (244,210,777)       (504,507,540)        (33,352,338)       (109,848,020)
                                                          -------------       -------------       -------------       -------------
            Net increase (decrease) in net assets
              from fund share transactions .........         18,371,545          15,684,832          (7,714,536)          2,191,470
                                                          -------------       -------------       -------------       -------------
                  Total increase (decrease) ........         63,885,393          28,328,177         (11,164,356)        (28,685,006)
NET ASSETS
     Beginning of period ...........................        312,384,280         284,056,103         107,618,457         136,303,463
                                                          -------------       -------------       -------------       -------------
       End of period ...............................      $ 376,269,673       $ 312,384,280       $  96,454,101       $ 107,618,457
                                                          =============       =============       =============       =============
       Undistributed (distributions in excess of)
          net investment income at end of period ...     ($     179,482)      $   3,600,408       $      14,343       $     101,444
                                                          =============       =============       =============       =============
NUMBER OF FUND SHARES
       Sold ........................................         14,177,507          33,624,656           2,241,032           8,651,249
       Issued for distributions reinvested .........            917,486             747,700              18,634             417,639
       Redeemed ....................................        (14,024,490)        (33,141,675)         (2,959,339)         (8,884,074)
                                                          -------------       -------------       -------------       -------------
          Net increase (decrease)
            in shares outstanding ..................          1,070,503           1,230,681            (699,673)            184,814
     Outstanding at:
       Beginning of period .........................         18,785,540          17,554,859           8,929,028           8,744,214
                                                          -------------       -------------       -------------       -------------
       End of period ...............................         19,856,043          18,785,540           8,229,355           8,929,028
                                                          =============       =============       =============       =============




                                                                                           ASSET ALLOCATION
                                                                                      PERIOD+              YEAR
                                                                                       ENDED               ENDED
                                                                                     12/31/99            6/30/99
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) ...........................................        $   3,526,597      $   5,912,028
  Net realized gain (loss) on:
      Investments ........................................................           22,516,276          1,525,975
      Futures ............................................................           (5,348,963)        13,670,729
      Forward contracts...................................................
      Foreign denominated other assets, liabilities & currency............
  Change in net unrealized appreciation (depreciation) on:
       Investments .......................................................          (22,109,670)        12,283,902
       Futures ...........................................................              328,148         (1,921,576)
       Forward contracts..................................................
       Foreign denominated other assets, liabilities & currency...........
                                                                                  -------------      -------------
            Net increase (decrease) in net assets resulting from
              operations .................................................           (1,087,612)        31,471,058
                                                                                  -------------      -------------
  Distributions to shareholders from:
       Net investment income .............................................           (3,526,597)        (5,912,028)
       Net realized gains ................................................           (4,951,396)       (12,057,120)
       In excess of realized gains........................................
                                                                                  -------------      -------------
                                                                                     (8,477,993)       (17,969,148)
                                                                                  -------------      -------------
  Fund share transactions:
       Receipts for shares sold ..........................................           18,531,665         81,281,375
       Value of distributions reinvested .................................            8,412,986         17,848,793
       Cost of shares redeemed ...........................................          (37,099,367)       (42,953,523)
                                                                                  -------------      -------------
            Net increase (decrease) in net assets from fund share
               transactions ..............................................          (10,154,716)        56,176,645
                                                                                  -------------      -------------
                  Total increase (decrease) ..............................          (19,720,321)        69,678,555

NET ASSETS
     Beginning of period .................................................          241,512,121        171,833,566
                                                                                  -------------      -------------
       End of period .....................................................        $ 221,791,800      $ 241,512,121
                                                                                  =============      =============
       Undistributed (distributions in excess of) net investment
          income at end of period.........................................
                                                                                  =============      =============

NUMBER OF FUND SHARES
       Sold ..............................................................            1,123,895          4,918,432
       Issued for distributions reinvested ...............................              521,037          1,079,576
       Redeemed ..........................................................           (2,243,419)        (2,615,327)
                                                                                  -------------      -------------
          Net increase (decrease) in shares outstanding ..................             (598,487)         3,382,681
  Outstanding at:
       Beginning of period ...............................................           14,363,121         10,980,440
                                                                                  -------------      -------------
       End of period .....................................................           13,764,634         14,363,121
                                                                                  =============      =============


+    Unaudited for six-month period ended December 31, 1999.

See notes to financial statements

                                       27

STATEMENTS OF CHANGES IN NET ASSETS                December 31, 1999 (unaudited)
                                                                    FIXED INCOME                       SHORT-TERM GOVERNMENT

                                                              PERIOD+             YEAR                PERIOD+              YEAR
                                                               ENDED              ENDED                ENDED               ENDED
                                                             12/31/99            6/30/99             12/31/99             6/30/99
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) .....................      $   5,433,302       $   9,569,764       $   1,671,187       $   3,102,004
  Net realized gain (loss) on:
      Investments ..................................         (4,306,813)            277,794            (830,145)             46,059
      Futures ......................................             85,340             139,601
      Forward contracts ............................            104,235            (571,343)
      Foreign denominated other assets,
          liabilities & currency ...................               (687)             (8,556)
  Change in net unrealized appreciation
    (depreciation) on:
       Investments .................................             71,099          (7,864,321)            216,033          (1,105,009)
       Futures .....................................            301,740            (271,852)
       Forward contracts ...........................           (144,573)
       Foreign denominated other assets,
          liabilities & currency ...................                                  2,402
                                                          -------------       -------------       -------------       -------------
            Net increase (decrease)
              in net assets resulting
              from operations ......................          1,688,216           1,128,916           1,057,075           2,043,054
                                                          -------------       -------------       -------------       -------------
  Distributions to shareholders from:
       Net investment income .......................         (5,433,302)         (9,548,818)         (1,671,187)         (3,102,004)
       Net realized gains ..........................                             (1,463,746)
       In excess of realized gains .................                             (1,540,433)
                                                          -------------       -------------       -------------       -------------
                                                             (5,433,302)        (12,552,997)         (1,671,187)         (3,102,004)
                                                          -------------       -------------       -------------       -------------
  Fund share transactions:
       Receipts for shares sold ....................         29,375,354          60,839,246          12,252,511          11,307,017
       Value of distributions reinvested ...........          5,403,598          12,474,288           1,670,434           3,099,781
       Cost of shares redeemed .....................        (37,819,172)        (33,045,539)         (6,269,984)         (7,032,756)
                                                          -------------       -------------       -------------       -------------
            Net increase (decrease) in net assets
              from fund share transactions .........         (3,040,220)         40,267,995           7,652,961           7,374,042
                                                          -------------       -------------       -------------       -------------
                  Total increase (decrease) ........         (6,785,306)         28,843,914           7,038,849           6,315,092
NET ASSETS
       Beginning of period .........................        180,048,188         151,204,274          66,551,373          60,236,281
                                                          -------------       -------------       -------------       -------------
       End of period ...............................      $ 173,262,882       $ 180,048,188       $  73,590,222       $  66,551,373
                                                          =============       =============       =============       =============
       Undistributed net investment income
          at end of period .........................      $      21,439       $      21,439
                                                          =============       =============       =============       =============
NUMBER OF FUND SHARES
     SOLD ..........................................          3,048,400           5,945,932           1,283,486           1,159,310
       Issued for distributions reinvested .........            560,410           1,224,847             174,658             318,373
       Redeemed ....................................         (3,923,282)         (3,232,288)           (654,425)           (721,087)
                                                          -------------       -------------       -------------       -------------
          Net increase (decrease)
            in shares outstanding ..................           (314,472)          3,938,491             803,719             756,596
  Outstanding at:
       Beginning of period .........................         18,444,425          14,505,934           6,923,208           6,166,612
                                                          -------------       -------------       -------------       -------------
       End of period ...............................         18,129,953          18,444,425           7,726,927           6,923,208
                                                          =============       =============       =============       =============


                                       28


                                                       MONEY MARKET

                                                    PERIOD+             YEAR
                                                    ENDED              ENDED
                                                  12/31/99            6/30/99
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss) ...........   $     4,367,049    $     6,882,649
  Net realized gain (loss) on:
      Investments/........................
      Futures.............................
      Forward contracts...................
      Foreign denominated other assets,
          liabilities & currency..........
  Change in net unrealized appreciation
    (depreciation) on:
       Investments........................
       Futures............................
       Forward contracts..................
       Foreign denominated other assets,
          liabilities & currency..........
                                              ---------------    ---------------
           Net increase (decrease)
              in net assets...............
              resulting from operations ..         4,367,049          6,882,649
  Distributions to shareholders from:
       Net investment income .............        (4,367,049)        (6,882,649)
                                              ---------------    ---------------
      Net realized gains.................
       In excess of realized gains
                                             ---------------    ---------------
                                                  (4,367,049)        (6,882,649)
                                             ---------------    ---------------
  Fund share transactions:
       Receipts for shares sold ..........       168,644,256      1,084,707,427
       Value of distributions reinvested .         4,343,091          6,597,028
       Cost of shares redeemed ...........      (209,674,096)    (1,000,663,870)
                                             ---------------    ---------------
           Net increase (decrease)
              in net assets from fund
              share transactions .........       (36,686,749)        90,640,585
                                             ---------------    ---------------
                  Total increase
                  (decrease) .............       (36,686,749)        90,640,585
NET ASSETS
       Beginning of period ...............       194,808,109        104,167,524
                                             ---------------    ---------------
       End of period .....................   $   158,121,360    $   194,808,109
       Undistributed net investment
          income at end of period.........
NUMBER OF FUND SHARES
       Sold ..............................       168,644,256      1,084,707,427
       Issued for distributions
          reinvested .....................         4,343,091          6,597,028
       Redeemed ..........................      (209,674,096)    (1,000,663,870)
                                             ---------------    ---------------
          Net increase (decrease)
            in shares outstanding ........       (36,686,749)        90,640,585
  Outstanding at:
       Beginning of period ...............       194,808,109        104,167,524
                                             ---------------    ---------------
       End of period .....................       158,121,360        194,808,109



+    Unaudited for six-month period ended December 31, 1999.

See notes to financial statements

                                       29


FINANCIAL HIGHLIGHTS                               December 31, 1999 (unaudited)


(SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
THE PERIOD)
                                      Income (Loss) From Investment Operations           Less Distributions
                                      ----------------------------------------  ----------------------------------------------------
                                                        Net
                         NET ASSET        Net        Realized         Total                   From Net
                          VALUE,      Investment       and            from       From Net     Realized     In Excess
                         BEGINNING      Income       Unrealized     Investment  Investment    Gains on   of Realized       Total
                          OF YEAR       (Loss)       Gain (Loss)    Operations    Income     Investments     Gains     Distributions
GROWTH
------------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1995                    $12.46         $0.01          $4.24         $4.25        $(0.02)       $(0.06)       $ -         $(0.08)
 1996                     16.63          0.00           2.44          2.44         (0.01)        (0.54)         -          (0.55)
 1997                     18.52          0.00           4.76          4.76            -          (2.86)         -          (2.86)
 1998                     20.42          0.00           5.93          5.93            -          (4.38)         -          (4.38)
 1999                     21.97         (0.00)          5.87          5.87            -          (4.96)         -          (4.96)
 Six-months Ended         22.88         (0.03)          5.67          5.64            -          (3.09)         -          (3.09)
 12/31/99 (unaudited)
------------------------------------------------------------------------------------------------------------------------------------
VALUE
Year Ended June 30,
 1995                     11.33          0.21           2.62          2.83         (0.20)        (0.14)         -          (0.34)
 1996                     13.82          0.20           3.13          3.33         (0.21)        (0.29)         -          (0.50)
 1997                     16.65          0.19           5.10          5.29         (0.20)        (0.58)       (0.02)       (0.80)
 1998                     21.14          0.28           5.29          5.57         (0.22)           -           -          (0.22)
 1999                     26.49          0.19           1.43          1.62         (0.26)        (1.05)         -          (1.31)
 Six-months Ended         26.80          0.10          (1.15)        (1.05)        (0.17)        (3.25)         -          (3.42)
 12/31/99 (unaudited)
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL
Year Ended June 30,
 1995                     12.02          0.18           0.60          0.78         (0.13)        (0.26)       (0.17)       (0.56)
 1996                     12.24          0.19           1.47          1.66         (0.17)        (0.01)         -          (0.18)
 1997                     13.72          0.33           2.67          3.00         (0.35)        (0.25)         -          (0.60)
 1998                     16.12          0.26           0.76          1.02         (0.24)        (0.72)         -          (0.96)
 1999                     16.18          0.21           0.88          1.09         (0.17)        (0.47)         -          (0.64)
 Six-months Ended         16.63          0.03           3.16          3.19         (0.23)        (0.64)         -          (0.87)
 12/31/99 (unaudited)
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP           (COMMENCED INVESTMENT OPERATIONS ON NOVEMBER 1, 1995)
Period Ended June 30,
 1996+                    10.00          0.05           1.22          1.27         (0.02)           -           -          (0.02)
 1997                     11.25          0.06           3.18          3.24         (0.03)        (0.16)         -          (0.19)
 1998                     14.30          0.03           3.17          3.20         (0.08)        (1.83)         -          (1.91)
 1999                     15.59          0.01          (2.96)        (2.95)        (0.02)        (0.57)         -          (0.59)
 Six-months Ended        $12.05         $0.02         $(0.32)       $(0.30)       $(0.03)       $   -        $  -         $(0.03)
 12/31/99 (unaudited)

                                       30


The Preferred Group of Mutual Funds                         FINANCIAL HIGHLIGHTS


                                                                              Ratios to Average Net Assets
                                                                        -----------------------------------------
                                                                                       Operating
                           NET ASSET       TOTAL                                       Expenses          Net
                            VALUE,       RETURN AT                                      Before       Investment     Portfolio
                            END OF       NET ASSET     Net Assets,      Operating      Voluntary       Income       Turnover
                             YEAR         VALUE(1)     End of Year      Expenses        Waiver          (Loss)        Rate
GROWTH
------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
 1995                       $16.63        34.21%       $374,592,700       0.87%            -            0.13%         55.32%
 1996                        18.52        14.96%        411,688,146       0.86%            -           (0.16%)        75.24%
 1997                        20.42        28.57%        455,021,877       0.84%            -           (0.13%)        58.31%
 1998                        21.97        33.44%        506,830,491       0.84%            -           (0.08%)        70.35%
 1999                        22.88        30.56%        666,402,699       0.83%            -           (0.15%)        74.31%
 Six-months Ended            25.43        25.08%++      822,444,387       0.83%+++         -           (0.31%)+++     27.53%++
 12/31/99 (unaudited)
------------------------------------------------------------------------------------------------------------------------------
VALUE
Year Ended June 30,
 1995                        13.82        25.72%        212,678,363       0.89%            -            1.95%         29.02%
 1996                        16.65        24.49%        267,581,693       0.85%            -            1.23%         17.04%
 1997                        21.14        32.62%        373,673,368       0.85%            -            1.06%          7.23%
 1998                        26.49        26.51%        413,609,843       0.84%            -            1.03%         10.14%
 1999                        26.80         6.59%        427,233,476       0.84%            -            0.71%         23.26%
 Six-months Ended            22.33        (3.55%)++     383,828,662       0.85%+++         -            0.70%+++       7.15%++
 12/31/99 (unaudited)
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL
Year Ended June 30,
 1995                        12.24         6.70%        118,216,038       1.32%            -            1.65%         29.47%
 1996                        13.72        13.70%        157,627,409       1.31%            -            1.64%         19.61%
 1997                        16.12        22.50%        265,292,395       1.25%            -            2.66%         13.16%
 1998                        16.18         7.18%        284,056,103       1.22%            -            1.76%         17.08%
 1999                        16.63         7.21%        312,384,280       1.20%            -            1.43%         15.31%
 Six-months Ended            18.95        19.45%++      376,269,673       1.18%+++         -            0.42%+++       9.86%++
 12/31/99 (unaudited)
------------------------------------------------------------------------------------------------------------------------------
SMALL CAP           (COMMENCED INVESTMENT OPERATIONS ON NOVEMBER 1, 1995)
Period Ended June 30,
 1996+                       11.25        12.67%*++      45,692,712       0.88%+++       1.23%+++       0.75%+++      65.70%++
 1997                        14.30        29.00%*        84,877,805       0.88%          0.98%          0.66%        104.45%
 1998                        15.59        23.45%        136,303,463       0.90%            -            0.29%        105.32%
 1999                        12.05       (19.07%)       107,618,457       0.92%            -            0.15%        121.53%
 Six-months Ended           $11.72        (2.52%)++    $ 96,454,101       0.95%+++         -            0.25%+++      41.14%++
 12/31/99 (unaudited)




1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

* Total return for Small Cap would have been lower if a portion of the fees had not been waived/reimbursed by the adviser.

+    Eight-month period ended June 30, 1996.

++   Not annualized

+++  Annualized

See notes to financial statements


FINANCIAL HIGHLIGHTS                               December 31, 1999 (unaudited)


(SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
THE PERIOD)
                                       INCOME (LOSS) FROM INVESTMENT OPERATIONS           LESS DISTRIBUTIONS
                                       ---------------------------------------- ----------------------------------------------------
                                                          Net
                          NET ASSET        Net         Realized       Total                  From Net
                            VALUE,      Investment        and          from      From Net    Realized     In Excess
                          BEGINNING      Income       Unrealized   Investment   Investment   Gains on     of Realized       Total
                          OF YEAR        (Loss)       Gain (Loss)  Operations    Income    Investments       Gains     Distributions
------------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION
Year Ended June 30,
 1995                     $10.27         $0.38          $1.79         $2.17     $(0.38)      $(0.09)        $  -         $(0.47)
 1996                      11.97          0.40           1.72          2.12      (0.40)       (0.81)           -          (1.21)
 1997                      12.88          0.44           2.17          2.61      (0.44)       (0.53)           -          (0.97)
 1998                      14.52          0.47           2.51          2.98      (0.47)       (1.38)           -          (1.85)
 1999                      15.65          0.46           2.18          2.64      (0.46)       (1.02)           -          (1.48)
 Six-months Ended          16.81          0.48          (0.33)         0.15      (0.48)       (0.37)           -          (0.85)
 12/31/99 (unaudited)
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME
Year Ended June 30,
 1995                       9.80          0.58           0.50          1.08      (0.58)          -             -          (0.58)
 1996                      10.30          0.58          (0.16)         0.42      (0.58)       (0.05)           -          (0.63)
 1997                      10.09          0.64           0.19          0.83      (0.64)       (0.04)           -          (0.68)
 1998                      10.24          0.64           0.29          0.93      (0.64)       (0.11)           -          (0.75)
 1999                      10.42          0.58          (0.46)         0.12      (0.59)       (0.11)         (0.08)       (0.78)
 Six-months Ended           9.76          0.58          (0.20)         0.38      (0.58)          -             -          (0.58)
 12/31/99 (unaudited)
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM
GOVERNMENT SECURITIES
Year Ended June 30,
 1995                      9.77           0.51           0.03          0.54      (0.51)          -             -          (0.51)
 1996                      9.80           0.53          (0.04)         0.49      (0.53)          -             -          (0.53)
 1997                      9.76           0.53           0.02          0.55      (0.53)          -             -          (0.53)
 1998                      9.78           0.56          (0.01)         0.55      (0.56)          -             -          (0.56)
 1999                      9.77           0.47          (0.16)         0.31      (0.47)          -             -          (0.47)
 Six-months Ended          9.61           0.47          (0.09)         0.38      (0.47)          -             -          (0.47)
 12/31/99 (unaudited)
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
Year Ended June 30,
 1995                      1.00           0.05             -           0.05      (0.05)          -             -          (0.05)
 1996                      1.00           0.05             -           0.05      (0.05)          -             -          (0.05)
 1997                      1.00           0.05             -           0.05      (0.05)          -             -          (0.05)
 1998                      1.00           0.05             -           0.05      (0.05)          -             -          (0.05)
 1999                      1.00           0.05             -           0.05      (0.05)          -             -          (0.05)
 Six-months Ended         $1.00          $0.05         $   -          $0.05     $(0.05)      $   -           $ -         $(0.05)
 12/31/99 (unaudited)


                                       32


The Preferred Group of Mutual Funds                         FINANCIAL HIGHLIGHTS

                                                                              RATIOS TO AVERAGE NET ASSETS
                                                                        ---------------------------------------
                                                                                      Operating
                          NET ASSET        TOTAL                                       Expenses          Net
                            VALUE,       RETURN AT                                      Before       Investment     Portfolio
                           END OF        NET ASSET     Net Assets,      Operating      Voluntary       Income       Turnover
                            YEAR          VALUE(1)     End of Year      Expenses        Waiver          (Loss)        Rate
------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION
Year Ended June 30,
 1995                      $11.97         21.70%      $  77,745,018       1.11%            -            3.52%         18.27%
 1996                       12.88         18.23%         96,889,348       1.04%            -            3.21%         38.25%
 1997                       14.52         21.01%        128,884,756       0.99%            -            3.29%         27.73%
 1998                       15.65         21.84%        171,833,566       0.92%            -            3.19%         27.90%
 1999                       16.81         17.19%        241,512,121       0.89%            -            2.85%          5.80%
 Six-months Ended           16.11         (0.42%)++     221,791,800       0.88%+++         -            3.02%+++       1.61%++
 12/31/99 (unaudited)
------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME
Year Ended June 30,
 1995                       10.30         11.48%         57,911,899       0.95%            -            5.94%        330.55%
 1996                       10.09          4.12%        111,184,492       0.93%            -            5.65%        313.51%
 1997                       10.24          8.39%        140,158,482       0.74%            -            6.32%        105.98%
 1998                       10.42          9.32%        151,204,274       0.67%            -            6.16%        143.66%
 1999                        9.76          1.07%        180,048,188       0.65%            -            5.77%        158.46%
 Six-months Ended            9.56          0.95%++      173,262,882       0.67%+++         -            6.01%+++     127.77%++
 12/31/99 (unaudited)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM
GOVERNMENT SECURITIES
Year Ended June 30,
 1995                        9.80          5.71%         32,121,171       0.71%            -            5.27%        256.44%
 1996                        9.76          5.10%         51,755,317       0.66%            -            5.37%         79.04%
 1997                        9.78          5.81%         54,807,409       0.63%            -            5.49%        183.73%
 1998                        9.77          5.72%         60,236,281       0.60%            -            5.67%        263.47%
 1999                        9.61          3.27%         66,551,373       0.55%            -            4.87%         66.64%
 Six-months Ended            9.52          1.60%++       73,590,222       0.56%+++         -            5.02%+++      53.05%++
 12/31/99 (unaudited)
------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
Year Ended June 30,
 1995                        1.00          5.27%*        79,585,753       0.39%          0.54%          5.24%          N/A
 1996                        1.00          5.32%*        90,482,435       0.49%          0.54%          5.25%          N/A
 1997                        1.00          5.14%        109,682,146       0.48%            -            5.03%          N/A
 1998                        1.00          5.40%        104,167,524       0.48%            -            5.28%          N/A
 1999                        1.00          4.89%        194,808,109       0.45%            -            4.73%          N/A
 Six-months Ended           $1.00          2.52%++     $158,121,360       0.45%+++         -            4.90%+++       N/A
 12/31/99 (unaudited)


1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

++   Not annualized

+++  Annualized

See notes to financial statements


                                       33


SCHEDULES OF INVESTMENTS                           December 31, 1999 (unaudited)


-------------------------------------------------------
PREFERRED GROWTH FUND
COMMON STOCK-- 96.41%              SHARES         VALUE
-------------------------------------------------------

BANKS--4.46%
  Chase Manhattan Corp            163,892$   12,732,360
  Citigroup Inc                   430,600    23,925,213
                                           ------------
                                             36,657,573
                                           ------------

COMPUTER SOFTWARE--6.48%
  Equant NV *                      93,400    10,460,800
  Microsoft Corp *                343,700    40,126,975
  Veritas Software Corp *          18,700     2,676,438
                                           ------------
                                             53,264,213
                                           ------------

CONSUMER PRODUCTS--.84%
  Estee Lauder Companies
   Inc Class A                    136,700     6,894,806
                                           ------------

DISCOUNT & FASHION RETAILING--10.58%
  Gap Inc                         301,150    13,852,900
  Home Depot Inc                  452,997    31,058,607
  Kohls Corp *                    174,400    12,589,500
  Tiffany & Co                    164,000    14,637,000
  Wal Mart Stores                 215,000    14,861,875
                                           ------------
                                             86,999,882
                                           ------------

ELECTRICAL & ELECTRONICS--12.49%
  Broadcom Corp *                  31,400     8,552,575
  General Electric Co             191,800    29,681,050
  Intel Corp                      229,800    18,915,413
  KLA Tencor Corp *                81,200     9,043,650
  Motorola Inc                    101,400    14,931,150
  Texas Instruments Inc           222,600    21,564,375
                                           ------------
                                            102,688,213
                                           ------------

FINANCE-OTHER--3.36%
  American Express Co              56,800     9,443,000
  Morgan Stanley Dean Witter & Co 127,320    18,174,930
                                           ------------
                                             27,617,930
                                           ------------

HEALTH CARE--10.49%
  American Home Products Corp     309,100    12,190,131
  Amgen Inc *                     176,800    10,619,050
  Bristol Myers Squibb Co         124,900     8,017,019
  Eli Lilly & Co                   57,800     3,843,700
  Genentech Inc *                  59,500     8,002,750
  Glaxo Wellcome PLC ADR          144,000     8,046,000
  Merck & Co Inc                  179,500    12,037,719
  Schering Plough Corp            105,200     4,438,125
  Warner Lambert Co               233,000    19,091,438
                                           ------------
                                             86,285,932
                                           ------------

INSURANCE--2.83%
  American International
    Group Inc                     215,550    23,306,344
                                           ------------



-------------------------------------------------------
COMMON STOCK                       SHARES         VALUE
-------------------------------------------------------

LEISURE TIME INDUSTRIES--1.36%
  McDonalds Corp                  277,400  $ 11,182,688
                                           ------------

MANUFACTURING--1.41%
  Applied Materials Inc *          91,600    11,604,575
                                           ------------

OFFICE EQUIPMENT & COMPUTERS--15.37%
  America Online Inc *            174,000    13,126,125
  Cisco Systems Inc *             319,050    34,178,231
  Dell Computer Corp *            214,100    10,919,100
  EMC Corp *                      143,600    15,688,300
  Hewlett Packard Co              183,900    20,953,106
  JDS Uniphase Corp *              68,000    10,969,250
  Juniper Networks Inc *           16,500     5,610,000
  Metromedia Fiber Network Inc *   88,000     4,218,500
  Sun Microsystems Inc *          138,900    10,756,069
                                           ------------
                                            126,418,681
                                           ------------

PUBLISHING & BROADCASTING--7.01%
  CBS Corp *                      441,400    28,222,013
  Clear Channel Communications *  170,900    15,252,825
  Omnicom Group                   142,000    14,200,000
                                           ------------
                                             57,674,838
                                           ------------

TELECOMMUNICATIONS--19.73%
  AT&T Corp Liberty Media
    Group Class A *               250,800    14,232,900
  Allegiance Telecom Inc *         86,600     7,988,850
  Level 3 Communications Inc *     67,200     5,502,000
  Lucent Technologies Inc         130,780     9,783,979
  MCI Worldcom Inc *              266,400    14,135,850
  NTL Inc *                       129,650    16,173,838
  Nextlink Communications
    Inc Class A *                  73,800     6,130,013
  Nokia Corp ADR                  139,500    26,505,000
  Qwest Communications
    International Inc *           463,200    19,917,600
  Tellabs Inc *                   157,400    10,103,113
  Univision Communications
    Inc Class A *                 134,500    13,744,219
  Vodafone Airtouch PLC ADR       365,300    18,082,345
                                           ------------
                                            162,299,707
                                           ------------

TOTAL COMMON STOCK
  (Cost $454,916,568)                       792,895,382
                                           ------------

-------------------------------------------------------
SHORT TERM INVESTMENTS--3.11%         PAR         VALUE
-------------------------------------------------------

REPURCHASE AGREEMENTS--1.66%
  State Street Repo 2.50% January 3, 2000
  (Dated December 31, 1999, due January 3, 2000,
  collateralized by $11,230,000
  U.S. Treasury Note 12.375%, May 15, 2004,
  Market Value $13,883,088
  Repurchase Proceeds
    $13,607,834)              $13,605,000    13,605,000
                                           ------------

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds                     SCHEDULES OF INVESTMENTS


-------------------------------------------------------
SHORT TERM INVESTMENTS                PAR         VALUE
-------------------------------------------------------

U.S. TREASURY--1.45%
  United States Treasury Bill
   4.53%  January 27, 2000    $12,000,000  $ 11,960,740
                                           ------------


TOTAL SHORT TERM INVESTMENTS
  (Cost $25,565,740)                         25,565,740
                                           ------------


TOTAL INVESTMENTS--99.52%
  (Cost $480,482,308)                       818,461,122
                                           ------------


OTHER ASSETS AND LIABILITIES--.48%            3,983,265
                                           ------------


TOTAL NET ASSETS--100%                     $822,444,387
                                           ============



-------------------------------------------------------
PREFERRED VALUE FUND
COMMON STOCK--97.12%              SHARES         VALUE
-------------------------------------------------------

AEROSPACE--2.44%
  Boeing Co                       225,000 $   9,351,563
                                           ------------

BANKS--16.43%
  Chase Manhattan Corp             85,000     6,603,438
  Citigroup Inc                   600,000    33,337,500
  FleetBoston Financial Corp      200,000     6,962,500
  Wells Fargo & Co                400,000    16,175,000
                                           ------------
                                             63,078,438
                                           ------------

CHEMICALS--5.00%
  Du Pont E I de Nemours & Co     140,000     9,222,500
  Monsanto Co                     280,000     9,975,000
                                           ------------
                                             19,197,500
                                           ------------

COMPUTER SOFTWARE--3.19%
  Computer Associates
    International Inc             175,000    12,239,063
                                           ------------

CONSUMER PRODUCTS--2.41%
  Avon Products Inc               280,000     9,240,000
                                           ------------

DISCOUNT & FASHION RETAILING--2.10%
  May Department Stores Co        250,000     8,062,500
                                           ------------



-------------------------------------------------------
COMMON STOCK                       SHARES         VALUE
-------------------------------------------------------

ELECTRICAL & ELECTRONICS--8.45%
  Emerson Electric Co             150,000  $  8,606,250
  Intel Corp                      200,000    16,462,500
  Motorola Inc                     50,000     7,362,500
                                           ------------
                                             32,431,250
                                           ------------

FINANCE-OTHER--14.60%
  Conseco Inc                     350,000     6,256,250
  Countrywide Credit
    Industries Inc                260,000     6,565,000
  Federal Home Loan Mortgage Corp 350,000    16,471,875
  Morgan Stanley Dean Witter & Co 100,000    14,275,000
  XL Capital Ltd Class A          240,000    12,450,000
                                           ------------
                                             56,018,125
                                           ------------

FOOD--2.09%
  Diageo PLC ADR                  250,000     8,000,000
                                           ------------

HEALTH CARE--1.67%
  Becton Dickinson & Co           240,000     6,420,000
                                           ------------

INSURANCE--5.67%
  Ace Ltd                         400,000     6,675,000
  Aflac Inc                       320,000    15,100,000
                                           ------------
                                             21,775,000
                                           ------------

LEISURE TIME INDUSTRIES--4.90%
  Carnival Corp                   250,000    11,953,125
  McDonalds Corp                  170,000     6,853,125
                                           ------------
                                             18,806,250
                                           ------------

MANUFACTURING--7.10%
  Caterpillar Inc                 150,000     7,059,375
  Dover Corp                      135,000     6,125,625
  Minnesota Mining &
    Manufacturing Corp             85,000     8,319,375
  Textron Inc                      75,000     5,751,563
                                           ------------
                                             27,255,938
                                           ------------

OFFICE EQUIPMENT & COMPUTERS--1.41%
  Compaq Computer Corp            200,000     5,412,500
                                           ------------

PUBLISHING & BROADCASTING--5.16%
  AMFM Inc *                      125,000     9,781,250
  News Corp Ltd ADR               300,000    10,031,250
                                           ------------
                                             19,812,500
                                           ------------


See notes to financial statements and notes to schedules of investments

SCHEDULES OF INVESTMENTS                           December 31, 1999 (unaudited)


-------------------------------------------------------
PREFERRED VALUE FUND (continued)
COMMON STOCK                       SHARES         VALUE
-------------------------------------------------------

SERVICE INDUSTRIES--3.68%
  Arrow Electronics Inc *         386,900  $  9,817,588
  Waste Management Inc            250,000     4,296,875
                                           ------------
                                             14,114,463

TELECOMMUNICATIONS--5.96%
  Sprint Corp                     340,000    22,886,250
                                           ------------

Transportation--4.86%
  AMR Corp *                      160,000    10,720,000
  Burlington Northern Santa Fe    150,000     3,637,500
  Canadian Pacific Ltd            200,000     4,312,498
                                           ------------
                                             18,669,998

TOTAL COMMON STOCK
  (Cost $211,651,668)                       372,771,338
                                           ------------



-------------------------------------------------------
SHORT TERM INVESTMENTS--1.94%  PAR/SHARES         VALUE
-------------------------------------------------------

COMMERCIAL PAPER--.78%
  Ford Motor Credit Co
    5.96%  January 4, 2000 @   $3,000,000     2,998,510
                                           ------------

SHORT TERM INVESTMENT FUND--1.16%
  State Street Global Advisors
    Money Market Fund           4,435,314     4,435,314
                                           ------------

TOTAL SHORT TERM INVESTMENTS
  (Cost $7,433,824)                           7,433,824
                                           ------------

TOTAL INVESTMENTS--99.06%
  (Cost $219,085,492)                       380,205,162
                                           ------------

OTHER ASSETS AND LIABILITIES--.94%            3,623,500
                                           ------------


TOTAL NET ASSETS--100%                     $383,828,662
                                           ============



-------------------------------------------------------
PREFERRED INTERNATIONAL FUND
COMMON STOCK &
  EQUIVALENTS--94.23%              SHARES         VALUE
-------------------------------------------------------

ARGENTINA--.98%

TELECOMMUNICATIONS--.98%
  Telecom Argentina Stet
    France Class B ADR            108,000   $ 3,699,000
                                           ------------

  Total Argentina                             3,699,000
                                           ------------


-------------------------------------------------------
AUSTRALIA--5.76%

BANKS--1.95%
  National Australia Bank         480,000     7,342,297

CONSTRUCTION MATERIALS--1.76%
  Pioneer International Ltd     2,200,000     6,629,338

TELECOMMUNICATIONS--1.52%
  Cable & Wireless Optus *      1,715,200     5,731,488

TRUCKING & FREIGHT--.53%
  Mayne Nickless Ltd              766,000     1,976,315
                                           ------------

  Total Australia                            21,679,438
                                           ------------


-------------------------------------------------------
CANADA--3.82%

BANKS--1.69%
  Bank Nova Scotia Halifax        295,000     6,345,514

NON-FERROUS METALS--2.13%
  Alcan Aluminum Ltd              195,000     8,024,247
                                           ------------

  Total  Canada                              14,369,761
                                           ------------


-------------------------------------------------------
FINLAND--2.09%

FOREST PRODUCTS--2.09%
  Stora Enso Oyj Series R         450,000     7,846,750
                                           ------------

  Total Finland                               7,846,750
                                           ------------


See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds                    SCHEDULES OF INVESTMENTS


-------------------------------------------------------
COMMON STOCK & EQUIVALENTS         SHARES         VALUE
-------------------------------------------------------

FRANCE--10.56%

AUTOMOBILES--2.46%
  Peugeot SA                       40,800  $  9,263,909

CONGLOMERATES--2.98%
  Bouygues                         17,600    11,187,222

CONSUMER GOODS--3.31%
  Christian Dior                   50,300    12,464,743

ENERGY SOURCES--1.81%
  Elf Aquitaine                         8         1,233
  Total Fina                       50,996     6,806,631
                                           ------------
                                              6,807,864
                                           ------------

  Total France                               39,723,738
                                           ------------


-------------------------------------------------------
GERMANY--2.99%

CONSUMER GOODS--2.99%
  Adidas-Salomon AG                66,700     5,005,671
  Continental AG                  312,700     6,252,715
                                           ------------
                                             11,258,386
                                           ------------

  Total Germany                              11,258,386
                                           ------------


-------------------------------------------------------
ITALY--7.06%

APPAREL & TEXTILES--1.98%
  Benetton Group SPA            3,250,000     7,464,461

BANKS--5.08%
  Banca Popolare di Bergamo CV    290,000     6,707,337
  Bipop-Carire                    140,000    12,389,393
                                           ------------
                                             19,096,730
                                           ------------

  Total Italy                                26,561,191
                                           ------------


-------------------------------------------------------
JAPAN--19.70%

DRUGS & HEALTHCARE--1.85%
  Daiichi Pharmaceutical          340,800     4,433,035
  Tanabe Seiyaku Co               374,500     2,532,833
                                           ------------
                                              6,965,868
                                           ------------

ELECTRICAL EQUIPMENT--3.26%
  Hitachi                         764,800    12,276,324



-------------------------------------------------------
COMMON STOCK & EQUIVALENTS         SHARES         VALUE
-------------------------------------------------------

JAPAN (continued)

INSURANCE--3.24%
  Sumitomo Marine &
    Fire Insurance              1,041,400   $ 6,421,474
  Yasuda Marine &
    Fire Insurance              1,022,600     5,785,092
                                           ------------
                                             12,206,566
                                           ------------

HOUSEHOLD APPLIANCES--8.34%
  Matsushita Electric Industries  340,000     9,417,637
  Sony Corp                        74,000    21,945,777
                                           ------------
                                             31,363,414
                                           ------------

REAL ESTATE--3.01%
  Mitsui Fudosan Co               313,500     2,123,343
  Oriental Land Co Ltd            107,000     9,195,067
                                           ------------
                                             11,318,410
                                           ------------

  Total Japan                                74,130,582
                                           ------------


-------------------------------------------------------
NETHERLANDS--6.15%

CHEMICALS--1.87%
  Akzo Nobel NV                   140,000     7,023,242

ENERGY SERVICES & EQUIPMENT--.82%
  Vopak                           130,400     3,100,058

FINANCIAL SERVICES--2.06%
  ING Groep NV                    128,000     7,728,709

INDUSTRIAL MACHINERY--.31%
  Stork NV                         80,000     1,168,526

TRANSPORTATION--1.09%
  KLM Royal Dutch Air Lines       159,975     4,109,344
                                           ------------

  Total Netherlands                          23,129,879
                                           ------------


-------------------------------------------------------
NEW ZEALAND--.92%

FOREST PRODUCTS--.41%
  Carter Holt Harvey            1,200,000     1,567,500

HOUSEHOLD APPLIANCES--.51%
  Fisher & Paykel                 500,000     1,907,125
                                           ------------

  Total New Zealand                           3,474,625
                                           ------------

  See notes to financial statements and notes to schedules of investments

SCHEDULES OF INVESTMENTS                           December 31, 1999 (unaudited)


-------------------------------------------------------
PREFERRED INTERNATIONAL FUND (continued)


COMMON STOCK & EQUIVALENTS        SHARES        VALUE
-------------------------------------------------------

SOUTH KOREA--2.50%

ELECTRIC UTILITIES--1.73%
  Korea Electric Power            210,000  $  6,509,908

STEEL--.77%
  Pohang Iron & Steel              24,480     2,883,487
                                           ------------

  Total South Korea                           9,393,395
                                           ------------


-------------------------------------------------------
SPAIN--3.97%

BANKS--2.30%
  Banco Bilbao Vizcaya            380,300     5,416,964
  Banco de Andalucia               92,000     3,243,666
                                           ------------
                                              8,660,630
                                           ------------
UTILITIES--1.67%
  Iberdrola SA                    452,000     6,265,231
                                           ------------

  Total Spain                                14,925,861
                                           ------------


-------------------------------------------------------
SWEDEN--6.21%

DRUGS & HEALTH CARE--1.29%
  Pharmacia & UpJohn SDR          106,800     4,844,847

HOUSEHOLD APPLIANCES--2.74%
  Electrolux AB Series B          410,000    10,311,435

INDUSTRIAL MACHINERY--2.18%
  SKF AB Series B                 195,000     4,743,801
  Svedala Industrial              190,000     3,483,371
                                           ------------
                                              8,227,172
                                           ------------

  Total Sweden                               23,383,454
                                           ------------


-------------------------------------------------------
SWITZERLAND--9.14%

BANKS--1.47%
  UBS AG                           20,461     5,525,485

CONSUMER GOODS--3.12%
  Swatch Group                     10,200    11,748,289

DRUGS & HEALTH CARE--1.37%
  Novartis AG                       3,500     5,139,107



-------------------------------------------------------
COMMON STOCK & EQUIVALENTS         SHARES         VALUE
-------------------------------------------------------

SWITZERLAND (continued)

INDUSTRIAL MACHINERY--1.69%
  Sulzer AG                         9,800  $  6,370,031

MERCHANDISING--1.49%
  Valora Holding AG                21,000     5,618,288
                                           ------------

  Total Switzerland                          34,401,200
                                           ------------



-------------------------------------------------------
UNITED KINGDOM--12.38%

BANKS--1.97%
  National Westminster            345,000     7,411,805

FINANCIAL SERVICES--1.82%
  Royal & Sun Alliance            910,800     6,826,439

MERCHANDISING--1.61%
  Tesco                         2,000,000     6,073,528

STEEL--4.52%
  Corus Group                   2,356,950     5,482,247
  Rio Tinto                       480,000    11,521,613
                                           ------------
                                             17,003,860
                                           ------------

TELECOMMUNICATIONS--1.15%
  British Telecom                 178,500     4,324,966

TRANSPORTATION--1.31%
  British Airways                 755,200     4,928,292
                                           ------------

  Total United Kingdom                       46,568,890
                                           ------------


TOTAL COMMON STOCK & EQUIVALENTS
  (Cost $223,124,730)                       354,546,150
                                           ------------



-------------------------------------------------------
 SHORT TERM INVESTMENTS--5.31%       PAR         VALUE
-------------------------------------------------------

REPURCHASE AGREEMENTS--5.31%
  State Street Repo 2.50% January 3, 2000
  (Dated December 31, 1999, due January 3, 2000,
  collateralized by $18,500,000
  U.S. Treasury Note 7.50%, November 15, 2024,
  Market Value $20,396,250
  Repurchase Proceeds
    $19,999,166)              $19,995,000    19,995,000
                                           ------------

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds                     SCHEDULES OF INVESTMENTS


-------------------------------------------------------
SHORT TERM INVESTMENTS                PAR         VALUE
-------------------------------------------------------

TOTAL SHORT TERM INVESTMENTS
  (Cost $19,995,000)                      $  19,995,000
                                           ------------

TOTAL INVESTMENTS--99.54%
  (Cost $243,119,730)                       374,541,150
                                           ------------

OTHER ASSETS & LIABILITIES--.46%             1,728,523
                                           ------------

TOTAL NET ASSETS--100%                    $376,269,673
                                           ------------



-------------------------------------------------------
PREFERRED SMALL CAP FUND
COMMON STOCK &
  EQUIVALENTS --95.51%            SHARES         VALUE
-------------------------------------------------------

AUTOMOTIVE--5.47%
  Arvin Industries Inc             29,600$      839,900
  Avis Rent A Car Inc *            58,300     1,490,294
  Capital Automotive REIT          76,000       926,250
  Dollar Thrifty Automotive
    Group *                        53,900     1,290,231
  Rollins Truck Leasing Corp       19,200       229,200
  Tower Automotive Inc *           32,500       501,719
                                           ------------
                                              5,277,594
                                           ------------

BANKS--1.91%
  Commonwealth Bank Corp Inc       35,000       581,875
  East West Bancorp Inc            64,700       740,006
  Ocean First Financial Corp       30,000       519,375
                                           ------------
                                              1,841,256
                                           ------------

CHEMICALS--1.01%
  Geon Co                          30,000       975,000
                                           ------------

COMPUTER SOFTWARE--7.02%
  Ardent Software Inc *            25,000       975,000
  Nvidia Corp *                    32,200     1,511,388
  Pinnacle Systems Inc *           25,000     1,017,188
  Progressive Software Corp *      33,900     1,923,825
  Sunquest Information
    Systems Inc *                  47,000       634,500
  Unigraphics Solutions Inc
    Class A *                      26,300       710,100
                                           ------------
                                              6,772,001
                                           ------------



-------------------------------------------------------
COMMON STOCK & EQUIVALENTS         SHARES         VALUE
-------------------------------------------------------

CONSUMER PRODUCTS--9.01%
  Agribrands International Inc *   15,000   $   690,000
  Canadaigua Wine Inc Class A *    15,000       765,000
  Ethan Allan Interiors Inc        45,600     1,462,050
  Fossil Inc *                     36,000       832,500
  Haverty Furniture Companies Inc  34,400       434,300
  Mikasa Inc                       27,500       276,719
  Musicland Stores Inc *           79,300       669,094
  Ocular Sciences Inc *            45,000       849,375
  Oshkosh B'Gosh Inc Class A       17,600       370,700
  Salton Inc *                     52,500     1,755,469
  Tupperware Corp                  34,600       586,038
                                           ------------
                                              8,691,245
                                           ------------

DISCOUNT & FASHION RETAILING--6.81%
  Ann Taylor Stores Corp *         22,200       764,513
  Brown Shoe Inc                   53,200       751,450
  Cato Corp Class A                25,000       315,625
  Deb Shops Inc                    25,600       473,600
  Genesco Inc *                    27,600       358,800
  Guess Inc *                      35,000       761,250
  K-Swiss Inc                      25,000       464,453
  ShopKo Stores Inc *              16,000       368,000
  Timberland Co Class A *          21,000     1,110,375
  Zale Corp *                      24,900     1,204,538
                                           ------------
                                              6,572,604
                                           ------------

ELECTRICAL & ELECTRONICS--6.08%
  Amphenol Corp *                  12,000       798,750
  Anixter International Inc *      29,900       616,688
  CTS Corp                         16,300     1,228,613
  ESS Technology Inc *             45,800     1,016,188
  Neomagic Corp *                  34,300       375,156
  Park Electrochemical Corp        44,500     1,182,031
  Stoneridge Inc *                 42,200       651,463
                                           ------------
                                              5,868,889
                                           ------------

FINANCE-OTHER--8.25%
  Advanta Corp Class A             67,600     1,233,700
  Affiliated Managers Group Inc *  19,300       780,444
  Alfa Corp                        20,900       340,931
  Andover Bancorp Inc              10,900       305,200
  Dain Rauscher Corp               12,400       576,600
  Dime Community Bancshares Inc    42,000       777,000
  Doral Financial Corp             55,300       680,881
  First Federal Financial Corp *   20,000       281,250
  John Nuveen Co Class A           10,200       367,838
  Medallion Financial Corp         55,600       997,325
  PFF Bancorp Inc                  35,000       678,125

See notes to financial statements and notes to schedules of investments

SCHEDULES OF INVESTMENTS                           December 31, 1999 (unaudited)


-------------------------------------------------------
PREFERRED SMALL CAP FUND (continued)
COMMON STOCK & EQUIVALENTS         SHARES         VALUE
-------------------------------------------------------

FINANCE-OTHER (continued)
  Richmond County Financial Corp   29,100   $   525,619
  Webster Financial Corp           17,500       412,344
                                           ------------
                                              7,957,257
                                           ------------

FOOD--.56%
  Jack In The Box Inc *            26,100       539,944
                                           ------------

FUEL--.55%
  Swift Energy Co *                46,500       534,750
                                           ------------

HEALTH CARE--2.10%
  Cooper Companies Inc             24,600       741,075
  Medquist Inc *                   25,000       645,313
  Theragenics Corp *               70,000       634,375
                                           ------------
                                              2,020,763
                                           ------------

HOUSING & REAL ESTATE--6.99%
  Centex Construction Products Inc 38,700     1,509,300
  Centex Corp                      34,000       839,375
  Commercial Net Lease Realty Inc  44,700       444,206
  D.R. Horton Inc                  35,200       486,200
  Kaufman & Broad Home Corp        31,800       769,163
  LNR Property Corp                20,000       397,500
  M.D.C. Holdings Inc              28,400       445,525
  Pulte Corp                       32,500       731,250
  Schottenstein Homes Inc          23,300       362,606
  Standard Pacific Corp            46,500       511,500
  U.S. Home Corp *                  9,700       247,956
                                           ------------
                                              6,744,581
                                           ------------

INSURANCE--3.09%
  Foremost Corp                    28,000       794,500
  Leucadia National Corp           35,000       809,375
  Professionals Group Inc *        13,750       322,266
  RLI Corp                         31,000     1,054,000
                                           ------------
                                              2,980,141
                                           ------------

LEISURE TIME INDUSTRIES--5.55%
  Argosy Gaming Corp *             24,200       376,613
  Crestline Capital Corp *         45,100       930,188
  GTECH Holdings Corp *            33,600       739,200
  Monaco Coach Corp *              40,750     1,041,672
  National RV Holdings Inc *       30,000       577,500
  Trendwest Resorts Inc *          25,900       582,750
  Winnebago Industries Inc         55,100     1,105,444
                                           ------------
                                              5,353,367
                                           ------------


-------------------------------------------------------
COMMON STOCK & EQUIVALENTS         SHARES         VALUE
-------------------------------------------------------

MANUFACTURING--9.34%
  Ameron International Corp        26,300    $1,040,494
  Briggs & Stratton Corp           20,000     1,072,500
  Graco Inc                        13,000       466,375
  Justin Industries Inc            15,200       226,100
  La-Z-Boy Inc                     39,000       655,688
  Manitowoc Inc                    23,850       810,900
  Mohawk Industries Inc *          39,100     1,031,263
  Newport News Shipbuilding Inc    24,900       684,750
  Nortek Inc *                     17,800       498,400
  Primex Technologies Inc          34,000       705,500
  Springs Industries Inc Class A   10,000       399,375
  Tecumseh Products Inc Class A    18,900       891,844
  Thermo Optek Corp *              17,500       199,063
  Toro Co                           8,700       324,619
                                           ------------
                                              9,006,871
                                           ------------

METALS & MINING--3.95%
  Amcol International Corp         45,000       725,625
  Commercial Metals Co              7,000       237,563
  Florida Rock Industries Inc      18,400       633,650
  Reliance Steel & Aluminum Co     30,000       703,125
  Rock-Tenn Co Class A             19,900       293,525
  Terex Corp *                     23,800       660,450
  Texas Industries Inc             13,000       553,313
                                           ------------
                                              3,807,251
                                           ------------

OFFICE EQUIPMENT & COMPUTERS--1.48%
  Avant Corp *                     39,500       592,500
  Micro Warehouse Inc *            45,000       832,500
                                           ------------
                                              1,425,000
                                           ------------


PUBLISHING & BROADCASTING--.82%
  Valassis Communications Inc *    18,750       792,188
                                           ------------

SERVICE INDUSTRIES--7.90%
  Aaron Rents Inc Class B          25,000       443,750
  American Management Systems Inc *25,000       784,375
  Answerthink Consulting Group *   53,400     1,828,950
  CSG Systems International Inc *  15,000       598,125
  Phoenix Investment Partners Ltd  86,600       703,625
  Ritchie Bros Auctioneers Inc *    9,100       252,525
  Ryland Group Inc                 30,000       691,875
  SCP Pool Corp *                  17,200       446,125
  SEI Investments Co                5,100       606,980
  URS Corp  *                      58,300     1,264,381
                                           ------------
                                              7,620,711
                                           ------------


See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds                    SCHEDULES OF INVESTMENTS


-------------------------------------------------------
COMMON STOCK & EQUIVALENTS         SHARES         VALUE
-------------------------------------------------------

TELECOMMUNICATIONS--2.53%
  Xircom Inc *                     32,500  $  2,437,500
                                           ------------

TRANSPORTATION--4.54%
  Alexander & Baldwin Inc          29,900       682,094
  America West Holding Corp
    Class B *                      45,000       933,750
  American Freightways Corp *      25,000       404,688
  Amtran Inc *                     26,900       521,188
  Landstar Systems Inc *           18,000       770,620
  US Freightways Corp              22,300     1,067,605
                                           ------------
                                              4,379,945
                                           ------------

UTILITIES & POWER--.55%
  Energen Corp                     29,200       527,425
                                           ------------

TOTAL COMMON STOCK & EQUIVALENTS
  (Cost $81,723,064)                         92,126,283
                                           ------------


-------------------------------------------------------
SHORT TERM INVESTMENTS--3.11%     SHARES         VALUE
-------------------------------------------------------

SHORT TERM INVESTMENT FUND--3.11%
  State Street Global Advisors
    Money Market Fund           2,995,584     2,995,584
                                           ------------


TOTAL SHORT TERM INVESTMENTS
  (Cost $2,995,584)                           2,995,584
                                           ------------


TOTAL INVESTMENTS--98.62%
  (Cost $84,718,648)                         95,121,867
                                           ------------


OTHER ASSETS AND LIABILITIES--1.38%          1,332,234
                                           ------------


TOTAL NET ASSETS--100%                    $ 96,454,101
                                           ============



-------------------------------------------------------
PREFERRED ASSET ALLOCATION FUND
COMMON STOCK &
  EQUIVALENTS --34.38%            SHARES         VALUE
-------------------------------------------------------

AEROSPACE--.30%
  Boeing Co                         6,262    $  260,264
  General Dynamics Corp             1,200        63,300
  Lockheed Martin Corp              2,738        59,894
  Northrop Grumman Corp               200        10,813
  Raytheon Co                       1,900        50,469
  United Technologies Corp          3,360       218,400
                                           ------------
                                                663,140
                                           ------------

AUTOMOTIVE--.42%
  Cooper Tire & Rubber Co             200         3,113
  Cummins Engine Inc                  100         4,831
  Dana Corp                         1,018        30,476
  Delphi Automotive Systems Corp    3,407        53,660
  Eaton Corp                          670        48,659
  Ford Motor Co                     7,300       390,094
  General Motors Corp               4,350       316,191
  Goodyear Tire and Rubber          1,120        31,570
  Navistar International Corp Inc *   210         9,949
  Paccar Inc                          740        32,791
                                           ------------
                                                921,334
                                           ------------

BANKS--2.18%
  Amsouth Bancorporation            1,750        33,797
  BB&T Corp                           900        24,638
  Bank America Corp                10,942       549,152
  Bank New York Inc                 5,000       200,000
  Bank One Corp                     6,988       224,053
  Chase Manhattan Corp              5,442       422,775
  Citigroup Inc                    22,400     1,244,600
  Comerica Inc                      1,050        49,022
  Fifth Third Bancorp               1,600       117,400
  First Union Corp                  5,848       191,888
  Firstar Corp Wisconsin            7,081       149,586
  Fleet Boston Financial Corp       5,603       195,054
  JP Morgan & Co Inc                1,120       141,820
  Keycorp                           3,100        68,588
  MBNA Corp                         2,402        65,455
  National City Corp                3,200        75,800
  Old Kent Financial Corp             400        14,150
  PNC Bank Corp                     1,830        81,435
  Regions Financial Corp              700        17,588
  Republic New York Corp              900        64,800
  Southtrust Corp                     800        30,250
  State Street Corporation          1,100        80,369
  Summit Bancorp                      500        15,313
  Suntrust Banks Inc                1,900       130,744
  U.S. Bancorp                      3,684        87,725

See notes to financial statements and notes to schedules of investments

SCHEDULES OF INVESTMENTS                           December 31, 1999 (unaudited)


-------------------------------------------------------
PREFERRED ASSET ALLOCATION FUND (continued)
COMMON STOCK & EQUIVALENTS         SHARES         VALUE
-------------------------------------------------------

BANKS (continued)
  Union Planters Corp               1,100  $     43,381
  Wachovia Corp                     1,230        83,640
  Wells Fargo & Co                 10,790       436,321
                                           ------------
                                              4,839,344
                                           ------------

CHEMICALS--.54%
  Air Products & Chemicals Inc      1,560        52,358
  BF Goodrich Co                      300         8,250
  Dow Chemical Co                   1,480       197,765
  Du Pont E I de Nemours & Co       6,614       435,711
  Eastman Chemical Co                 575        27,420
  Engelhard Corp                    1,167        22,027
  Freeport McMoRan Copper &
    Gold Class B *                  1,500        31,688
  Great Lakes Chemical Corp           470        17,948
  Hercules Inc                        720        20,070
  International Flavors & Fragrances  740        27,935
  Monsanto Co                       3,900       138,938
  Praxair Inc                       1,230        61,884
  Rohm & Haas Co                    1,916        77,957
  Union Carbide Corp                  920        61,410
  WR Grace & Co *                     490         6,799
                                           ------------
                                              1,188,160
                                           ------------

COMPUTER SOFTWARE--2.83%
  Adobe Systems Inc                   900        60,525
  Autodesk Inc                        200         6,750
  Automatic Data Processing Inc     4,060       218,733
  BMC Software Inc *                1,300       103,919
  Citrix Systems Inc *                900       110,700
  Computer Associates
    International Inc               3,468       242,543
  Computer Sciences Corp *            900        85,163
  Compuware Corp *                  2,600        96,850
  Comverse Technology Inc *           800       115,800
  Electronic Data Systems Corp      2,700       180,731
  First Data Corp                   2,700       133,144
  Microsoft Corp *                 31,400     3,665,950
  Novell Inc *                      2,700       107,831
  Oracle Corp *                     9,402     1,053,612
  Parametric Technology Corp *      1,800        48,713
  Peoplesoft Inc *                  1,550        33,034
  Shared Medical System               100         5,094
                                           ------------
                                              6,269,092
                                           ------------

CONGLOMERATES--1.70%
  General Electric Co              20,540     3,178,565
  Harcourt General Inc                200         8,050
  Honeywell International Inc *     5,516       318,204
  Household International Inc       1,413        52,634
  Pall Corp                           333         7,180


-------------------------------------------------------
COMMON STOCK & EQUIVALENTS         SHARES         VALUE
-------------------------------------------------------

CONGLOMERATES (continued)
  Perkinelmer Inc                     100  $      4,169
  Pinnacle West Capital Corp          300         9,169
  Rockwell International Corp       1,400        67,025
  TRW Inc                           1,000        51,938
  Textron Inc                       1,080        82,823
                                           ------------
                                              3,779,757
                                           ------------

CONSUMER PRODUCTS--1.91%
  Alberto Culver Co Class B           200         5,163
  Anheuser Busch Cos Inc            3,180       225,383
  Armstrong World Industries Inc      100         3,338
  Avon Products Inc                 1,900        62,700
  Bed Bath & Beyond Inc *             900        31,275
  Best Buy Co Inc *                 1,100        55,206
  Brown Forman Corp Class B           200        11,450
  Circuit City Stores Inc             600        27,038
  Clorox Co                         1,620        81,608
  Coca Cola Co                     15,480       901,710
  Coca Cola Enterprises Inc         2,100        42,263
  Colgate Palmolive Co              3,540       230,100
  Coors Adolph Co Class B             100         5,250
  Ecolab Inc                          400        15,650
  Fortune Brands Inc                1,060        35,046
  Gillette Co                       6,240       257,010
  Liz Claiborne Inc                   580        21,823
  Masco Corp                        2,640        66,990
  Maytag Corp                         300        14,400
  Newell Rubbermaid Inc             2,105        61,045
  Nike Inc Class B                  1,780        88,221
  Pepsico Inc                       9,480       334,170
  Philip Morris Cos Inc            14,960       346,885
  Proctor & Gamble Co               8,200       898,413
  Reebok International Ltd *          520         4,258
  Russell Corp                        100         1,675
  Seagram Ltd                       2,670       119,983
  Tupperware Corp                     200         3,388
  UST Inc                           1,260        31,736
  Unilever NV                       3,360       182,910
  V F Corp                            960        28,800
  Whirlpool Corp                      630        40,989
                                           ------------
                                              4,235,876
                                           ------------

CONTAINERS & PACKING--.04%
  Ball Corp                           100         3,938
  Bemis Inc                           200         6,975
  Crown Cork & Seal Inc               870        19,466
  Pactiv Corp *                     1,190        12,644
  Sealed Air Corp *                   415        21,502
  Temple Inland Inc                   500        32,969
                                           ------------
                                                 97,494
                                           ------------



See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds                     SCHEDULES OF INVESTMENTS


-------------------------------------------------------
COMMON STOCK & EQUIVALENTS         SHARES         VALUE
-------------------------------------------------------

DISCOUNT & FASHION RETAILING--1.92%
  Autozone Inc *                      900  $     29,081
  Consolidated Stores Corp *          800        13,000
  Costco Wholesale Corp *           1,665       151,931
  Dayton Hudson Corp                3,280       240,875
  Dillards Inc Class A                910        18,371
  Dollar General Corp               1,262        28,711
  Federated Department Stores Inc * 1,300        65,731
  Gap Inc                           6,434       295,964
  Home Depot Inc                   14,034       962,206
  JC Penney Inc                     1,700        33,894
  K Mart Corp *                     3,430        34,514
  Kohls Corp *                      1,000        72,188
  Limited Inc                       1,428        61,850
  Lowes Cos Inc                     1,100        65,725
  May Department Stores Co          2,515        81,109
  Nordstrom Inc                     1,220        31,949
  Pep Boys-Manny Moe & Jack           200         1,825
  Sears Roebuck & Co                2,600        79,138
  TJX Cos Inc                         900        18,394
  Toys R Us Inc *                   1,870        26,764
  Wal Mart Stores Inc              28,220     1,950,708
                                           ------------
                                              4,263,928
                                           ------------

ELECTRICAL & ELECTRONICS--1.69%
  Advanced Micro Devices Inc *        400        11,575
  Ameren Corp                         850        27,838
  Analog Devices Inc *                500        46,500
  Consolidated Edison Inc           1,510        52,095
  Cooper Industries Inc               982        39,710
  Emerson Electric Co               2,880       165,240
  Intel Corp                       20,840     1,715,393
  Johnson Controls Inc                300        17,063
  KLA Tencor Corp *                   600        66,825
  LSI Logic Corp *                    900        60,750
  Micron Technology Inc *           1,600       124,400
  Millipore Corp                      100         3,863
  Molex Inc                         1,000        56,688
  Motorola Inc                      3,800       559,550
  National Semiconductor Corp *       500        21,406
  National Service Industries Inc     100         2,950
  Solectron Corp *                    900        85,613
  Tektronix Inc                       150         5,831
  Teradyne Inc *                    1,200        79,200
  Texas Instruments Inc             5,180       501,813
  Thermo Electron Corp *            1,100        16,500
  Thomas & Betts Corp                 200         6,375
  Xilinx Inc *                      2,000        90,938
                                           ------------
                                              3,758,116
                                           ------------


-------------------------------------------------------
COMMON STOCK & EQUIVALENTS         SHARES         VALUE
-------------------------------------------------------

FINANCE-OTHER--1.41%
  American Express Co               2,950  $    490,438
  American General Corp             1,638       124,283
  Associates First Capital Corp     4,068       111,616
  Bear Stearns Cos Inc                591        25,265
  Capital One Financial Corp        1,200        57,825
  Cincinnati Financial Corp           500        15,594
  Countrywide Credit Industry Inc     700        17,675
  Dun & Bradstreet Corp             1,130        33,335
  Equifax Inc                       1,000        23,563
  Federal Home Loan Mortgage Corp   4,580       215,546
  Federal National Mortgage
    Association                     6,600       412,088
  Golden West Financial Corp        1,980        66,330
  H&R Block Inc                       960        42,000
  Huntington Bancshares Inc           719        17,166
  Jefferson Pilot Corp                940        64,155
  Lehman Brothers Holding Corp        800        67,750
  Mellon Financial Corp             3,500       119,219
  Merrill Lynch & Co Inc            2,520       210,420
  Morgan Stanley Dean Witter & Co   3,463       494,343
  Northern Trust Corp                 600        31,800
  Paine Webber Group Inc              800        31,050
  Paychex Inc                       1,750        70,000
  Progressive Corp Ohio               600        43,875
  Providian Financial Corp          1,270       115,649
  SLM Holding Corp                    900        38,025
  Schwab (Charles) Corp             2,400        92,100
  Synovus Financial Corp              800        15,900
  Washington Mutual Inc             2,650        68,900
                                           ------------
                                              3,115,910
                                           ------------

FOOD--.64%
  Albertsons Inc                    3,288       106,038
  Archer Daniels Midland Co         3,906        47,604
  Bestfoods                         1,800        94,613
  Campbell Soup Co                  2,900       112,194
  ConAgra Inc                       2,940        66,334
  General Mills Inc                 2,160        77,220
  Great Atlantic & Pacific Tea Inc    100         2,788
  HJ Heinz Co                       2,215        88,185
  Hershey Foods Corp                  920        43,700
  Kellogg Co                        2,620        80,729
  Kroger Co *                       3,300        62,288
  Nabisco Group Holdings Corp       2,000        21,250
  Quaker Oats Co                      960        63,000
  Ralston Purina Co                 2,230        62,161
  Safeway Inc *                     3,100       110,244
  Sara Lee Corp                     5,820       128,404
  Supervalu Inc                       400         8,000

See notes to financial statements and notes to schedules of investments

SCHEDULES OF INVESTMENTS                           December 31, 1999 (unaudited)


-------------------------------------------------------
PREFERRED ASSET ALLOCATION FUND (continued)
COMMON STOCK & EQUIVALENTS         SHARES         VALUE
-------------------------------------------------------

FOOD (Continued)
  Sysco Corp                        2,840   $   112,358
  Tricon Global Restaurants Inc *   1,018        39,320
  WM Wrigley Jr Co                    770        63,862
  Winn Dixie Stores Inc             1,040        24,895
                                           ------------
                                              1,415,187
                                           ------------

FUEL--1.92%
  Amerada Hess Corp                   810        45,968
  Anadarko Petroleum Corp           1,200        40,950
  Apache Corp                         600        22,163
  Ashland Inc                         200         6,588
  Atlantic Richfield Co             1,980       171,270
  Baker Hughes Inc                  1,640        34,543
  Burlington Resources Inc          1,155        38,187
  Chevron Corp                      4,060       351,698
  Coastal Corp                      1,480        52,448
  Conoco Inc                        3,628        90,247
  Exxon Mobile Corp *              21,734     1,750,945
  Halliburton Co                    3,270       131,618
  Kerr McGee Corp                     586        36,332
  Occidental Petroleum Inc          2,210        47,791
  Oneok Inc                           100         2,513
  Phillips Petroleum Co             1,860        87,420
  Rowan Companies Inc *               200         4,338
  Royal Dutch Petroleum Co         13,000       785,688
  Schlumberger Ltd                  3,260       183,375
  Texaco Inc                        3,520       191,180
  Tosco Corp                          800        21,750
  Transocean Sedco Forex Inc        1,261        42,485
  USX Marathon Group                2,000        49,375
  Unocal Corp                       1,800        60,413
                                           ------------
                                              4,249,285
                                           ------------

HEALTH CARE--3.30%
  Abbott Labs                       9,380       340,611
  Allergan Inc                      1,140        56,715
  Alza Corp *                         900        31,163
  American Home Products Corp       7,940       313,134
  Amgen Inc *                       6,920       415,633
  Bard (C.R.) Inc                     200        10,600
  Bausch & Lomb Inc                   680        46,538
  Baxter International Inc          1,780       111,806
  Becton Dickerson & Co             1,820        48,685
  Biomet Inc                        1,100        44,000
  Boston Scientific Corp *          2,600        56,875
  Bristol Myers Squibb Co          12,060       774,101
  CVS Corp                          2,180        87,064
  Cardinal Health Inc                 800        38,300


-------------------------------------------------------
COMMON STOCK & EQUIVALENTS         SHARES         VALUE
-------------------------------------------------------

HEALTH CARE (continued)
  Columbia/HCA Healthcare Corp      3,949   $   115,755
  Eli Lilly & Co                    6,148       408,842
  Guidant Corp *                    2,300       108,100
  Healthsouth Corp *                2,000        10,750
  Humana Inc *                      1,100         9,006
  IMS Health Inc                    2,160        58,725
  Johnson & Johnson                 8,320       774,800
  Longs Drug Stores Corp              100         2,581
  Mallinckrodt Inc                    200         6,363
  Manor Care Inc *                    300         4,800
  McKesson HBOC Inc                 1,530        34,521
  Medtronic Inc                     6,780       247,046
  Merck & Co Inc                   14,860       996,549
  Pfizer Inc                       24,100       781,744
  Pharmacia & UpJohn Inc            3,253       146,385
  Quintiles Transnational Corp *      300         5,606
  Rite Aid Corp                       800         8,950
  Schering Plough Corp              9,360       394,875
  Sigma Aldrich                       900        27,056
  St Jude Medical Inc *               700        21,481
  Tenet Healthcare Corp *           1,760        41,360
  United Healthcare Corp *          1,200        63,750
  Walgreen Corp                     7,240       211,770
  Warner Lambert Co                 5,260       430,991
  Watson Pharmaceuticals Inc *        300        10,744
  Wellpoint Health Networks Inc
    Class A *                         400        26,375
                                           ------------
                                              7,324,150
                                           ------------

HOUSING & REAL ESTATE--.05%
  Centex Corp                         200         4,938
  Kaufman & Broad Home Corp           100         2,419
  Owens Corning                       200         3,863
  PPG Industries Inc                1,180        73,826
  Pulte Corp                          100         2,250
  Sherwin Williams Co               1,580        33,180
                                           ------------
                                                120,476
                                           ------------

INSURANCE--.94%
  Aetna Inc                         1,066        59,496
  Aflac Inc                           800        37,750
  Allstate Corp                     5,558       133,392
  American International Group Inc  9,784     1,057,895
  Aon Corp                            775        31,000
  Chubb Corp                        1,060        59,691
  Cigna Corp                        1,320       106,343
  Conseco Inc                       1,898        33,927
  Hartford Financial Services Group 1,620        76,748
  Lincoln National Corp Inc         1,360        54,400
  Loews Corp                          700        42,481

  See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds                     SCHEDULES OF INVESTMENTS


-------------------------------------------------------
COMMON STOCK & EQUIVALENTS         SHARES       VALUE
-------------------------------------------------------

INSURANCE  (continued)
  MBIA Inc                            300  $     15,844
  MGIC Investment Corp                700        42,131
  Marsh & McLennan Cos Inc          1,790       171,281
  Safeco Corp                         960        23,880
  St Paul Cos Inc                   1,362        45,882
  Torchmark Corp                    1,200        34,875
  Unum Provident Corp               1,576        50,531
                                           ------------
                                              2,077,547
                                           ------------

LEISURE TIME INDUSTRIES--.57%
  American Greetings Corp Class A     200         4,725
  Brunswick Corp                      880        19,580
  Carnival Corp                     3,700       176,906
  Darden Restaurants Inc            1,230        22,294
  Eastman Kodak Co                  2,030       134,488
  Fleetwood Enterprises Inc           100         2,063
  Harrahs Entertainment Inc *         350         9,253
  Hasbro Inc                        1,615        30,786
  Hilton Hotels Corp                2,020        19,443
  Marriott International
    Inc Class A                     1,860        58,706
  Mattel Inc                        2,869        37,656
  McDonalds Corp                    8,600       346,688
  Mirage Resorts Inc *                600         9,188
  Polaroid Corp                       100         1,881
  Walt Disney Co                   12,880       376,740
  Wendy's International Inc           400         8,250
                                           ------------
                                              1,258,647
                                           ------------

MANUFACTURING--.84%
  Applied Materials Inc *           2,700       342,056
  Avery Dennison Corp                 300        21,863
  Black & Decker Corp                 300        15,675
  Briggs & Stratton Corp              100         5,363
  Caterpillar Inc                   2,620       123,304
  Corning Inc                       1,650       212,747
  Crane Co                            200         3,975
  Danaher Corp                        800        38,600
  Deere & Co                        1,760        76,340
  Dover Corp                          600        27,225
  FMC Corp *                          100         5,731
  ITT Industries Inc                  760        25,413
  Illinois Tool Works Inc           1,920       129,720
  Ingersoll Rand Co                 1,260        69,379
  Jostens Inc                         100         2,431
  Leggett & Platt Inc                 600        12,863
  Milacron Inc                        100         1,538
  Minnesota Mining &
    Manufacturing Co                2,660       260,348
  Owens Illinois Inc *                800        20,050
  PE Corp                             300        36,094
  Parker Hannifin Corp                325        16,677
  Snap On Inc                         200         5,313

-------------------------------------------------------
COMMON STOCK & EQUIVALENTS         SHARES         VALUE
-------------------------------------------------------

MANUFACTURING  (continued)
  Springs Industries Inc              100  $      3,994
  Stanley Works                       300         9,038
  Timken Co                           200         4,088
  Tyco International Ltd            9,542       370,945
  Vulcan Materials Co                 500        19,969
                                           ------------
                                              1,860,739
                                           ------------

METALS & MINING--.24%
  Alcan Aluminum Ltd                1,510        62,193
  Alcoa Inc                         2,500       207,500
  Allegheny Technologies Inc          288         6,462
  Barrick Gold Corp                 2,600        45,988
  Bethlehem Steel Corp *              400         3,350
  Homestake Mining Corp             1,790        13,984
  Inco Ltd *                        1,160        27,260
  Newmont Mining Corp                 518        12,691
  Nucor Corp                          300        16,444
  Phelps Dodge Corp                   701        47,055
  Placer Dome Inc                   1,850        19,888
  Reynolds Metals Co                  500        38,313
  USX US Steel Group                  900        29,700
  Worthington Industries Inc          250         4,141
                                           ------------
                                                534,969

OFFICE EQUIPMENT & COMPUTERS--4.16%
  3Com Corp *                       2,200       103,400
  Adaptec Inc *                     1,100        54,863
  America Online Inc *             11,600       875,075
  Apple Computer *                  1,050       107,953
  Cabletron Systems Inc *             900        23,400
  Ceridian Corp *                     400         8,625
  Cisco Systems Inc *              19,690     2,109,291
  Compaq Computer Corp             10,655       288,351
  De Luxe Corp                        850        23,322
  Dell Computer Corp *             18,700       953,700
  EMC Corp *                        6,200       677,350
  Gateway Inc *                     1,900       136,919
  Hewlett Packard Co                6,402       731,479
  Ikon Office Solutions Inc           400         2,725
  International Business Machines  12,000     1,296,000
  Lexmark International Group Inc *   900        81,450
  Network Appliance Inc *             800        66,450
  Pitney Bowes Inc                  3,000       144,938
  QUALCOMM Inc *                    5,000       880,625
  Seagate Technology *              1,500        69,844
  Silicon Graphics Inc *            1,500        14,719
  Staples Inc *                     2,550        52,913
  Sun Microsystems Inc *            4,600       356,213

See notes to financial statements and notes to schedules of investments

SCHEDULES OF INVESTMENTS                           December 31, 1999 (unaudited)


-------------------------------------------------------
PREFERRED ASSET ALLOCATION FUND (continued)
COMMON STOCK & EQUIVALENTS         SHARES         VALUE
-------------------------------------------------------

OFFICE EQUIPMENT & COMPUTERS (continued)
  Tandy Corp                          600  $     29,513
  Unisys Corp *                       900        28,744
  Xerox Corp                        4,440       100,733
                                           ------------
                                              9,218,595
                                           ------------

PAPER & FOREST PRODUCTS--.32%
  Boise Cascade Corp                  200         8,100
  Champion International Corp         700        43,356
  Fort James Corp                     700        19,163
  Georgia Pacific Group             1,120        56,840
  Georgia Pacific Timber Group        310         7,634
  International Paper Co            2,664       150,349
  Kimberly Clark Co                 3,446       224,852
  Louisiana Pacific Corp              960        13,680
  Mead Corp                           300        13,031
  Potlatch Corp                       200         8,925
  Westvaco Corp                       900        29,363
  Weyerhaeuser Co                   1,350        96,947
  Williamette Industries Inc          900        41,794
                                           ------------
                                                714,034
                                           ------------

PUBLISHING & BROADCASTING--.67%
  Comcast Corp Class A *            3,400       171,913
  Dow Jones & Co Inc                  870        59,160
  Gannett Inc                       2,020       164,756
  Knight Ridder Inc                   820        48,790
  McGraw Hill Inc                   1,520        93,670
  Meredith Corp                       200         8,338
  New York Times Co Class A           500        24,563
  Time Warner Inc                   6,640       480,985
  Times Mirror Co Series A            600        40,200
  Tribune Co                        1,940       106,821
  Viacom Inc Class B *              4,800       290,100
                                           ------------
                                              1,489,296
                                           ------------

SERVICE INDUSTRIES--.72%
  Allied Waste Industries Inc *     1,700        14,981
  Cendant Corp *                    4,908       130,369
  Fluor Corp                          550        25,231
  Foster Wheeler Corp                 100           888
  Franklin Resources Inc            1,700        54,506
  Genuine Parts Co                  1,525        37,839
  Interpublic Group Cos Inc           800        46,150
  McDermott International Inc         200         1,813
  Media One Group Inc *             3,570       274,221
  Office Depot Inc *                2,100        22,969
  Omnicom Group Inc                   900        90,000
  RR Donnelley & Sons Co              970        24,068


-------------------------------------------------------
COMMON STOCK & EQUIVALENTS         SHARES         VALUE
-------------------------------------------------------

SERVICE INDUSTRIES (continued)
  Service Corp International          800  $      5,550
  T. Rowe Price Associates Inc        400        14,775
  WW Grainger Inc                     300        14,344
  Waste Management Inc              3,659        62,889
  Yahoo Inc*                        1,800       778,838
                                           ------------
                                              1,599,431
                                           ------------

TELECOMMUNICATIONS--4.13%
  ADC Telecommunications Inc *      1,400       101,588
  AT&T Corp                        20,575     1,044,181
  Alltel Corp                       1,400       115,763
  Andrew Corp *                       205         3,882
  Bell Atlantic Corp                9,552       588,045
  BellSouth Corp                   12,120       567,368
  CBS Corp *                        4,544       290,532
  CenturyTel Inc                    1,600        75,800
  Clear Channel Communications *    1,800       160,650
  GTE Corp                          6,010       424,081
  General Instrument Corp *           900        76,500
  Global Crossing Ltd *             5,055       252,750
  Lucent Technologies Inc          18,771     1,404,305
  MCI Worldcom Inc *               17,684       938,331
  Nextel Communications Inc
    Class A *                       1,350       139,219
  Nortel Networks Corp              8,980       906,980
  SBC Communications Inc           21,182     1,032,623
  Scientific Atlanta Inc              200        11,125
  Sprint Corp                       2,105       215,763
  Sprint Corp PCS Series 1 *        5,820       391,759
  Tellabs Inc *                     2,800       179,725
  US West Inc                       3,294       237,168
                                           ------------
                                              9,158,138
                                           ------------

TRANSPORTATION--.27%
  AMR Corp *                        1,120        75,040
  Burlington Northern Santa Fe      2,702        65,524
  CSX Corp                          1,420        44,553
  Delta Airlines Inc                  920        45,828
  FDX Corp *                        2,192        89,735
  Kansas City Southern
    Industries Inc                  1,100        82,088
  Norfolk Southern Corp             2,450        50,225
  Ryder Systems Inc                   200         4,888
  Southwest Airlines Co             3,537        57,255
  US Airways Group Inc *              200         6,413
  Union Pacific Corp                1,430        62,384
  Union Pacific Resources Group Inc 1,819        23,192
                                           ------------
                                                607,125
                                           ------------


See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds                     SCHEDULES OF INVESTMENTS


-------------------------------------------------------
COMMON STOCK & EQUIVALENTS         SHARES         VALUE
-------------------------------------------------------

UTILITIES & POWER--.67%
  AES Corp *                        1,200  $     89,700
  American Electric Power Inc       1,260        40,478
  CMS Energy Corp                     700        21,831
  Carolina Power & Lighting Co      1,190        36,221
  Central & Southwest Corp          1,300        26,000
  Cinergy Corp                        506        12,207
  Columbia Energy Corp                200        12,650
  Consolidated Natural Gas Co         830        53,898
  Constellation Energy Group Inc    1,160        33,640
  DTE Energy Co                     1,080        33,885
  Dominion Resources Inc            1,260        49,455
  Duke Energy Co                    1,751        87,769
  Eastern Enterprises                 100         5,744
  Edison International              2,430        63,636
  El Paso Energy Corp                 700        27,169
  Enron Corp                        4,100       181,938
  Entergy Corp                      1,380        35,535
  FPL Group Inc                     1,090        46,666
  First Energy Corp                 1,550        35,166
  Florida Progress Corp               600        25,388
  GPU Inc                             400        11,975
  New Century Energies Inc            700        21,263
  Niagara Mohawk Holdings Inc *     1,690        23,554
  Nicor Inc                           100         3,250
  Northern Systems Power Co         1,360        26,520
  PG&E Corp                         2,570        52,685
  PP&L Resources Inc                  500        11,438
  Peco Energy Co                    1,550        53,863
  Peoples Energy Corp                 100         3,350
  Public Services Enterprise Group  1,530        53,263
  Reliant Energy Inc                1,572        35,960
  Sempra Energy                       701        12,172
  Southern Co                       4,090        96,105
  Sunoco Inc                          821        19,284
  Texas Utilities Co                1,637        58,206
  Unicom Corp                       1,460        48,900
  Williams Cos Inc                  1,310        40,027
                                           ------------
                                              1,490,791
                                           ------------

TOTAL COMMON STOCK & EQUIVALENTS
  (Cost $37,506,266)                         76,250,561
                                           ------------


-------------------------------------------------------
FIXED INCOME--54.73%                 PAR         VALUE
-------------------------------------------------------

U.S. TREASURY--54.73%
  United States Treasury Bonds
   5.25%  November 15, 2028    $2,145,000     1,766,944
   5.50%  August 15, 2028       4,750,000     4,050,848
   6.00% February 15, 2026      1,547,000     1,415,257



-------------------------------------------------------
FIXED INCOME                          PAR         VALUE
-------------------------------------------------------

U.S. TREASURY (continued)
   6.125%  November 15, 2027   $6,100,000  $  5,676,782
   6.25%  August 15, 2023       1,720,000     1,621,633
   6.375%  August 15, 2027      4,695,000     4,509,407
   6.50%  November 15, 2026     3,726,000     3,632,850
   6.625%  February 15, 2027    1,100,000     1,090,199
   6.75%  August 15, 2026         900,000       904,221
   6.875%  August 15, 2025      2,900,000     2,953,911
   7.125%  February 15, 2023    5,240,000     5,455,312
   7.25%  May 15, 2016          4,795,000     5,012,261
   7.25%  August 15, 2022         940,000       990,967
   7.50%  November 15, 2016     4,460,000     4,771,486
   7.50%  November 15, 2024     2,330,000     2,543,708
   7.625%  November 15, 2022    2,955,000     3,242,196
   7.625%  February 15, 2025    3,250,000     3,601,910
   7.875%  February 15, 2021    1,250,000     1,397,263
   8.00%  November 15, 2021 #   7,270,000     8,250,287
   8.125%  August 15, 2019      1,780,000     2,028,363
   8.125%  May 15, 2021         3,939,000     4,515,079
   8.125%  August 15, 2021      2,495,000     2,861,441
   8.50%  February 15, 2020     1,953,000     2,308,192
   8.75%  May 15, 2017          4,030,000     4,813,311
   8.75%  May 15, 2020          3,365,000     4,072,693
   8.75%  August 15, 2020 #     4,325,000     5,239,997
   8.875%  August 15, 2017      3,020,000     3,649,942
   8.875%  February 15, 2019 #  5,099,000     6,206,452
   9.00%  November 15, 2018       350,000       430,227
   9.125%  May 15, 2018         1,125,000     1,394,291
   9.25%  February 15, 2016       600,000       740,718
   9.875%  November 15, 2015      550,000       711,392
   10.00%  May 15, 2010           500,000       573,280
   10.375%  November 15, 2012   3,770,000     4,582,887
   10.625%  August 15, 2015     2,475,000     3,370,257
   11.25%  February 15, 2015    1,100,000     1,554,949
   11.75%  February 15, 2010      295,000       358,608
   11.75%  November 15, 2014    2,165,000     2,926,127
   12.00%  August 15, 2013      3,245,000     4,333,081
   12.50%  August 15, 2014        230,000       321,280
   13.25%  May 15, 2014           600,000       864,468
   13.875%  May 15, 2011          220,000       300,610
   14.00%  November 15, 2011      250,000       348,750
                                           ------------
                                            121,393,837
                                           ------------

TOTAL FIXED INCOME
  (Cost $128,759,894)                       121,393,837
                                           ------------


See notes to financial statements and notes to schedules of investments

SCHEDULES OF INVESTMENTS                           December 31, 1999 (unaudited)


--------------------------------------------------------------------------------
PREFERRED ASSET ALLOCATION FUND (continued)
SHORT TERM INVESTMENTS --9.14%               PAR/SHARES       VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER--3.42%
  American Honda Finance
   5.95%  February 17, 2000 @                $3,000,000 $    2,976,696
  Ford Motor Credit Co
   5.83%  February 17, 2000 @                 2,650,000      2,629,830
  General Electric Capital Corp
   6.15%  February 9, 2000 @                  2,000,000      1,986,675
                                                          ------------
                                                             7,593,201
                                                          ------------

REPURCHASE AGREEMENTS--2.96%
  State Street Repo 2.50% January 3, 2000
  (Cost - $6,565,000)(Dated December
  31,1999, due January 3, 2000,
  collateralized by $6,075,000
  U.S. Treasury Bond 7.50%,
  November 15, 2024,
  Market Value $6,697,688
  Repurchase Proceeds $6,566,368)             6,565,000      6,565,000
                                                          ------------


SHORT TERM INVESTMENT FUND--.31%
  State Street Global Advisors
   Money Market Fund                            695,729        695,729
                                                          ------------


U.S. TREASURY--2.45%
  United States Treasury Bills
   5.20%  March 23, 2000 @#                   5,485,000      5,420,658
                                                          ------------

TOTAL SHORT TERM INVESTMENTS
  (Cost $20,274,588)                                        20,274,588
                                                          ------------


TOTAL INVESTMENTS--98.25%
  (Cost $186,540,748)                                      217,918,986
                                                          ------------


OTHER ASSETS AND LIABILITIES--1.75%                          3,872,814
                                                          ------------


TOTAL NET ASSETS--100%                                    $221,791,800
                                                          ============



PREFERRED FIXED INCOME FUND
FIXED INCOME--93.36%                              PAR+       VALUE
--------------------------------------------------------------------------------
ASSET BACKED--5.18%
  Commercial Mortgage Acceptance Corp
   6.57%  October 15, 2007                   $4,000,000   $  3,804,240
  EQCC Home Equity Loan Trust
   6.41%  December 15, 2004                   1,600,000      1,566,752
  MBNA Master Credit Card Trust II
   7.00%  February 15, 2012                   1,700,000      1,666,289
  Sears Credit Account Master Trust
   6.45%  November 17, 2009                   2,000,000      1,942,188
                                                          ------------
                                                             8,979,469
                                                          ------------

COLLATERALIZED MORTGAGE OBLIGATIONS--16.59%
  Credit Suisse First Boston Mortgage
    7.29%  September 15, 2009                 4,000,000      3,942,500
  Federal Home Loan Mortgage Corp
    6.50%  July 15, 2016                      1,553,600      1,538,064
  Federal Home Loan Mortgage Corp Gtd
    6.50%  November 15, 2022                  5,000,000      4,835,900
  Federal National Mortgage Assn Gtd
    5.50%  December 25, 2008                  1,200,000      1,127,244
    6.50%  May 18, 2011                       2,500,000      2,445,300
  First Nationwide Trust
    6.50%  October 19, 2029                   3,716,592      3,456,431
  JP Morgan Commercial Mortgage **
    8.731%  November 25, 2027                 1,000,000        844,844
  LB Commercial Conduit Mortgage Trust
    6.48%  January 18, 2008                   3,200,000      3,015,744
  Morgan Stanley Capital I Inc
    6.17%  October 3, 2008                      700,000        643,349
    6.25%  July 15, 2007                        685,966        664,315
    6.52%  January 15, 2008                     340,000        321,786
    6.92%  November 15, 2008                  4,000,000      3,903,920
  Nomura Asset Securities Corp
    6.59% March 17, 2028                      2,135,000      2,008,693
                                                          ------------
                                                            28,748,090
                                                          ------------

ELECTRIC--.93%
  Calpine Corp
   7.625%  April 15, 2006                       308,000        293,370
  Pacific Corp Security Discounted MTN
   6.75%  July 15, 2004                         770,000        744,066
  TXU Eastern Funding Co
   6.75%  May 15, 2009                          625,000        574,425
                                                          ------------
                                                             1,611,861
                                                          ------------

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds                     SCHEDULES OF INVESTMENTS


-------------------------------------------------------
FIXED INCOME                         PAR+       VALUE
-------------------------------------------------------

FINANCE & BANKING--7.79%
 AMSouth Bank North America
   6.45%  February 1, 2008     $1,500,000 $  1,381,185
 Associates Corp North America
   6.95%  November 1, 2018        580,000      536,878
 CIT Group Inc
   5.92%  November 8, 2002      1,500,000    1,449,735
 Daimler Chrysler North
   Holding Co
   7.20%  September 1, 2009       750,000      736,680
 FCB/NC Capital Trust I
   8.05%  March 1, 2028           700,000      619,822
 Ford Motor Credit Co
   5.75%  February 23, 2004     1,095,000    1,039,560
   7.375%  October 28, 2009     1,850,000    1,826,289
 House Hold Financial Corp
   5.875%  February 1, 2009       840,000      743,072
 Keycorp Institutional
   Capital B
   8.25%  December 15, 2026     1,000,000      944,140
 Security Pacific Corp MTN
   10.30%  May 15, 2001         1,250,000    1,304,625
 Toyota Motor Credit Corp
   5.625%  November 13, 2003    1,000,000      952,681
 Wachovia Corp
   6.70%  June 21, 2004         2,000,000    1,965,000
                                           ------------
                                            13,499,667
                                           ------------

FOREIGN GOVERNMENT--3.45%
 Brazil (Federal Republic)
   6.938%  April 15, 2006         893,000      783,608
   7.00%  April 15, 2009          425,000      340,000
 Brazil (Federal Republic) C Bond
   5.00% with 3.00% interest
    capitalization April 15, 2014 430,689      321,940
 Bulgaria (National Republic)
   6.50%  July 28, 2011            65,000       51,188
 Columbia Republic
   9.75%  April 23, 2009          125,000      116,250
 Mexico
   11.375%  September 15, 2016    315,000      355,005
   11.50%  May 15, 2026           100,000      118,750
 Panama Republic
   8.875%  September 30, 2027     100,000       84,000
 Peru Republic
   4.50%  March 7, 2017           150,000      103,125
 Philippines Republic
   9.875%  January 15, 2019       190,000      187,863
 Quebec Providence of Canada
   5.75%  February 15, 2009     2,000,000    1,775,360
   7.50%  September 15, 2029    1,800,000    1,744,866
                                           ------------
                                             5,981,955
                                           ------------




-------------------------------------------------------
FIXED INCOME                         PAR+       VALUE
-------------------------------------------------------

GOVERNMENT SPONSORED--30.26%
  Federal Home Loan
   7.00%  May 1, 2029           2,385,411    2,278,449
  Federal Home Loan
   Mortgage Corp
   5.125%  October 15, 2008   $   450,000  $   394,313
  Federal National Mortgage
   Association
   6.00%  May 15, 2008            900,000      842,625
   6.00%  March 1, 2014            84,636       80,326
   6.00%  September 1, 2028       614,741      562,291
   6.00%  October 1, 2028         579,157      529,744
   6.00%  November 1, 2028      1,458,100    1,333,694
   6.00%  December 1, 2028        974,855      891,681
   6.00%  January 1, 2029         736,705      673,849
   6.00%  February 1, 2029        440,965      403,342
   6.00%  March 1, 2029           401,946      367,652
   6.00%  April 1, 2029           202,865      185,557
   6.00%  July 1, 2029            283,327      259,154
   6.16%  August 7, 2028          840,000      735,655
   6.50%  September 1, 2028       476,490      448,940
   6.50%  October 1, 2028       1,416,753    1,334,836
   6.50%  November 1, 2028        463,825      437,007
   6.50%  January 1, 2029       1,378,050    1,298,371
   6.50%  February 1, 2029        902,531      850,347
   6.50%  March 1, 2029           690,294      650,381
   6.50%  April 1, 2029           934,856      892,108
   6.625% September 15, 2009    1,230,000    1,194,638
   7.00%  November 1, 2025        316,189      306,801
   7.00%  May 1, 2026             154,320      149,593
   7.00%  September 1, 2026        86,563       83,912
   7.00%  October 1, 2027          69,837       67,632
   7.00%  February 1, 2028         40,808       39,520
   7.00%  August 1, 2028           43,172       41,809
   7.00%  October 1, 2028         413,269      399,914
   7.00%  February 1, 2029         58,541       56,601
   7.00%  August 1, 2029        3,646,821    3,526,002
   7.00%  September 1, 2029       256,019      247,537
   7.00%  October 1, 2029       3,323,793    3,213,676
   7.00%  November 1, 2029      1,219,706    1,179,298
   7.00%  December 1, 2029         28,872       27,916
   7.50%  September 1, 2029     2,583,371    2,554,308
   7.50%  October 1, 2029       2,717,521    2,686,949
   7.50%  November 1, 2029      2,089,899    2,066,388
   8.00%  October 1, 2029          77,685       78,316
   8.00%  December 1, 2029         43,223       43,574
   6.00%  through 7.00% TBA
     contracts with maturities
     of January &
     February 2030             20,415,000   19,015,094
                                           ------------
                                            52,429,800
                                           ------------

See notes to financial statements and notes to schedules of investments

SCHEDULES OF INVESTMENTS                           December 31, 1999 (unaudited)


-------------------------------------------------------
PREFERRED FIXED INCOME FUND (continued)
FIXED INCOME                         PAR+       VALUE
-------------------------------------------------------

INDUSTRIALS--7.75%
  Amerada Hess Corp
   7.875%  October 1, 2029    $   700,000  $   682,710
  Canadian Occidental
   Petroleum Ltd
   7.40%  May 1, 2028           1,900,000    1,705,934
  Comcast Cable Communications
   8.375%  May 1, 2007          1,400,000    1,452,598
  Energy Group Overseas BV
   7.55%  October 15, 2027        625,000      577,850
  Ford Motor Co
   9.00%  September 15, 2001    1,695,000    1,752,223
  Laidlaw Inc
   6.72%  October 1, 2027       1,000,000      860,220
    6.50%  May 1, 2005          2,350,000    2,074,533
  Lakehead Pipeline Co Ltd
   7.125%  October 1, 2028        350,000      292,034
  Lasmo U.S.A. Inc
   7.30%  November 15, 2027        80,000       72,352
  Lomak Petroleum Inc
   8.75%  January 15, 2007        300,000      276,000
  Mariner Health Group Inc
   9.50%  April 1, 2006           400,000        2,000
  Occidental Petroleum Corp
   8.45%  February 15, 2029        70,000       72,603
  Oil Purchase Co **
   7.10%  April 30, 2002          894,180      844,410
  Plains Resource Inc
   10.25%  March 15, 2006         400,000      388,000
  Qatar St **
   9.50%  May 21, 2009            250,000      263,438
  Ultramar Diamond
   Shamrock Corp
   6.75%  October 15, 2037      2,000,000    1,827,000
  Westpoint Stevens Inc
   7.875%  June 15, 2005          300,000      274,500
                                           ------------
                                            13,418,405
                                           ------------

MORTGAGE RELATED-OTHER MARKETABLE--5.13%
  Loan Commercial Conduit
   Mortgage Trust
   7.325%  October 15, 2032     4,000,000    3,951,000
  Merrill Lynch Mortgage
  Investments Inc
   6.96%  November 21, 2028       750,000      733,950
    7.15%  April 25, 2028       2,079,039    2,066,315
  Ocwen Residential
  MBS Corp **
   7.00%  October 25, 2040      2,214,527    2,142,209
                                           ------------
                                             8,893,474
                                           ------------

TELEPHONE--5.06%
  AT&T Corp
   6.00%  March 15, 2009        1,940,000   1,759,813




-------------------------------------------------------
FIXED INCOME                         PAR+       VALUE
-------------------------------------------------------

TELEPHONE (continued)
 Adelphia Communications Corp
  7.875%  May 1, 2009          $  200,000 $    180,000
  9.375%  November 15, 2009       200,000      196,500
 Aerial Communications Inc**
  Zero Coupon
    February 1, 2008            3,265,000    1,539,820
 Charter Communication Holdings
  8.25%  April 1, 2007            350,000      325,500
 Global Crossing Holdings Ltd**
  9.125%  November 15, 2006       330,000      325,875
 McLeod USA Inc
  9.25%  July 15, 2007           235,000       235,588
 Sprint Capital Corp
  5.70%  November 15, 2003      1,500,000    1,423,275
 Telecommunications Inc
  7.875%  August 1, 2013        1,500,000    1,523,115
 US West Capital Funding Inc
  6.25%  July 15, 2005          1,000,000      946,380
 Williams Communications Corp
  10.70%  October 1, 2007         300,000      315,000
                                           ------------
                                             8,770,866
                                           ------------

U.S. GOVERNMENT AGENCY
Mortgage-Backed Securities--5.11%
 Government National
  Mortgage Association
   6.50%  December 15, 2028     5,160,498    4,855,719
   7.50%  June 15, 2027            28,369       28,049
   7.50%  July 15, 2028         4,005,883    3,964,582
                                           ------------
                                             8,848,350
                                           ------------

U.S. TREASURY--6.11%
 United States Treasury Bonds
   6.125%  August 15, 2029        205,000      195,422
   6.75%  August 15, 2026         200,000      200,938
   8.875%  February 15, 2019    6,415,000    7,808,274
 United States Treasury Notes
   5.625%  September 30, 2001     420,000      415,800
   6.00%  August 15, 2004         610,000      600,466
   6.00%  August 15, 2009         940,000      910,625
   7.875%  November 15, 2004      425,000      449,367
                                           ------------
                                            10,580,892

TOTAL FIXED INCOME
  (Cost $166,906,872)                      161,762,829
                                           ------------

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds                    SCHEDULES OF INVESTMENTS


-------------------------------------------------------
SHORT TERM INVESTMENTS--5.14%       PAR+       VALUE
-------------------------------------------------------

FINANCE & BANKING--1.88%
  Integra Bank Pittsburg MTN
   6.55%  June 15, 2000 @      $1,650,000  $  1,651,749
  UBS Finance Delaware Inc
    4.25%  January 3, 2000 @    1,600,000     1,599,622
                                           ------------
                                              3,251,371
                                           ------------

INDUSTRIALS--.35%
  Philip Morris Cos Inc
   6.15%  March 15, 2,000 @       600,000       599,046
                                           ------------

GOVERNMENT SPONSORED--2.74%
  Federal Home Loan Banks
   5.875%  September 7, 2000 @  4,770,000     4,755,070
                                           ------------

U.S. TREASURY--.17%
  United States Treasury Notes
   5.625%  November 30, 2000 @    300,000       298,734
                                           ------------

TOTAL SHORT TERM INVESTMENTS
  (Cost $8,924,936)                           8,904,221
                                           ------------


TOTAL INVESTMENTS--98.50%
  (Cost $175,831,808)                       170,667,050
                                           ------------


OTHER ASSETS AND LIABILITIES--1.50%           2,595,832
                                           ------------


TOTAL NET ASSETS--100%                     $173,262,882
                                           ============





PREFERRED SHORT-TERM GOVERNMENT
SECURITIES FUND
FIXED INCOME--82.00%                 PAR       VALUE
-------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS--26.33%
 Federal Home Loan Mortgage Corp
  6.00%  February 15, 2007     $2,124,001  $ 2,116,036
 Federal Home Loan Mortgage Gtd
  5.75%  January 15, 2006       1,029,677    1,023,561
  5.75%  November 15, 2020        416,360      412,583
  5.89%  July 15, 2008          1,388,659    1,398,199
  5.89%  December 15, 2023      1,753,531    1,763,929
  6.00%  April 15, 2005           536,287      534,609
  6.00%  August 15, 2016          161,869      161,464




-------------------------------------------------------
FIXED INCOME                          PAR       VALUE
-------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
   6.00%  December 15, 2017   $   916,246  $   912,517
   6.50%  August 15, 2018       2,415,578    2,408,766
   7.00%  May 15, 2006            990,406      988,851
 Federal National Mortgage
   Association Gtd
   5.60%  May 25, 2018            715,319      709,954
   5.75%  February 25, 2017       669,738      666,657
   5.80%  September 25, 2006      730,719      725,918
   6.25%  December 18, 2019     1,017,520    1,010,520
 Federal National Mortgage
   Association REMIC
   6.00%  November 25, 2016     1,097,754    1,091,914
   6.75%  March 25, 2019        2,228,913    2,219,841
   8.00%  January 25, 2019      1,224,877    1,230,609
                                           ------------
                                            19,375,928
                                           ------------

FEDERAL AGENCY POOLED--6.47%
  Federal Home Loan Pc
   6.00%  January 1, 2001       2,325,960    2,300,979
   6.00%  April 1, 2001           608,252      601,719
  Federal National
  Mortgage Association
   5.50%  November 1, 2002        674,311      658,215
   6.50%  April 1, 2003         1,209,191    1,195,987
                                           ------------
                                             4,756,900
                                           ------------

GOVERNMENT SPONSORED--42.65%
  Federal Home Loan Banks
   5.66%  January 13, 2003      4,500,000    4,374,855
   6.00%  November 15, 2001     5,000,000    4,941,400
   6.00%  August 15, 2002       4,000,000    3,939,360
   7.00%  November 22, 2004     2,000,000    1,961,240
  Federal Home Loan
  Mortgage Corp
   6.01%  April 26, 2004        5,000,000    4,797,650
   6.25%  October 15, 2002      3,000,000    2,972,820
  Federal Home Loan
  Mortgage Corp MTN
   7.00%  April 14, 2003        2,500,000    2,476,950
  Federal National Mortgage
  Association MTN
   6.23%  August 20, 2001       3,500,000    3,481,940
   7.68%  April 24, 2007        1,000,000      982,340
  Overseas Private
  Investment Corp
   6.13%  September 15, 2001    1,458,333    1,460,156
                                           ------------
                                            31,388,711
                                           ------------

U.S. TREASURY--6.55%
  United States Treasury Notes
   5.25%  August 15, 2003       5,000,000    4,821,100
                                           ------------

TOTAL FIXED INCOME
  (Cost $61,215,860)                        60,342,639
                                           ------------

See notes to financial statements and notes to schedules of investments

SCHEDULES OF INVESTMENTS                           December 31, 1999 (unaudited)


-------------------------------------------------------
PREFERRED SHORT-TERM GOVERNMENT
SECURITIES FUND (continued)
SHORT TERM
 INVESTMENTS --16.97%         PAR/SHARES       VALUE
-------------------------------------------------------

-------------------------------------------------------
FEDERAL AGENCY POOLED--4.84%
 Federal Home Loan Pc
  6.00%  December 1, 2000 @    $2,366,094 $  2,340,683
 Federal National
  Mortgage Association
  6.50%  December 1, 2000 @     1,227,308    1,222,656
                                           ------------
                                             3,563,339
                                           ------------

REPURCHASE AGREEMENTS--8.02%
 State Street Repo 2.50% January 3, 2000
 (Dated December 31, 1999, due January 3, 2000,
 collateralized by $5,455,000
 U.S. Treasury Note 11.75%, February 15, 2001,
 Market Value $6,020,956
 Repurchase Proceeds
  $5,901,229)                   5,900,000    5,900,000
                                           ------------

SHORT TERM INVESTMENT FUND--4.11%
  State Street Global Advisors
   Money Market Funds           3,025,438    3,025,438
                                           ------------


TOTAL SHORT TERM INVESTMENTS
  (Cost $12,525,388)                        12,488,777
                                           ------------


TOTAL INVESTMENTS--98.97%
  (Cost $73,741,248)                        72,831,416
                                           ------------


OTHER ASSETS AND LIABILITIES--1.03%           758,806
                                           ------------


TOTAL NET ASSETS--100%                    $73,590,222
                                           ============





PREFERRED MONEY MARKET FUND
SHORT TERM INVESTMENTS--96.66%       PAR       VALUE
-------------------------------------------------------
CERTIFICATES OF DEPOSIT--16.76%
 Abbey National Treasury Services
  5.22%  May 11, 2000 @        $2,000,000  $ 1,999,655
 Bank of Nova Scotia
  5.15%  April 20, 2000 @       3,000,000    2,999,478
 Bayerische Hypo Un
  5.15%  April 25, 2000 @       7,000,000    6,998,727



-------------------------------------------------------
SHORT TERM INVESTMENTS                PAR       VALUE
-------------------------------------------------------
CERTIFICATES OF DEPOSIT  (continued)
 Bayerische Landes Bank
  5.115%  March 21, 2000 @     $1,000,000  $   999,686
   5.71%  December 15, 2000 @   1,500,000    1,498,725
 Deutsche Bank New York
  6.19%  December 1, 2000 @     3,000,000    2,998,163
 Nationsbank Corp of NA Carolinas
  5.00%  January 5, 2000 @      4,000,000    3,999,992
 Nationsbank Texas
  6.75%  August 15, 2000 @      1,000,000    1,004,358
 Union Bank of Switzerland
  6.235%  December 4, 2000 @    1,000,000      999,338
  6.39%  December 21, 2000 @    3,000,000    2,998,612
                                           ------------
                                             26,496,734
                                           ------------

COMMERCIAL PAPER--31.16%
 Aspen Funding Corp
  5.857%  January 14, 2000 @    4,000,000    3,991,406
 Associates First Capital Corp
  4.00%  January 3, 2000 @      6,000,000    5,998,667
 Bank of New York
  5.75% February 22, 2000 @     1,000,000      991,694
 Bankamerica Corp
  5.99%  March 13, 2000 @       1,000,000      988,020
 Bavaria Trr Corp Cp
   5.93% March 17, 2000 @       3,000,000    2,962,443
 Bellsouth Capital Funding Corp
  5.68%  February 10, 2000 @    3,500,000    3,477,911
 CXC Inc
   6.40%  February 1, 2000 @    4,000,000    3,977,956
 General Motors Acceptance Corp
   5.72%  March 17, 2000 @      2,000,000    1,975,849
   5.98%  January 28, 2000 @    2,000,000    1,991,030
 Newport Funding Corp
   5.857%  January 14, 2000 @   4,000,000    3,991,406
 Parthenon Receivables
   6.55%  January 18, 2000 @    2,000,000    1,993,814
 Receivables Capital Corp
   6.12%  January 14, 2000 @    4,500,000    4,490,055
   6.20%  February 4, 2000 @    1,000,000      994,144
 Salomon Smith Barney Holdings Inc
  6.01%  March 1, 2000 @        3,000,000    2,969,950
 Southern Company
  5.75%  February 9, 2000 @     2,000,000    1,987,542
 UBS Finance Delaware Inc
  4.25%  January 3, 2000 @      2,500,000    2,499,410
 Windmill Funding Corp
   6.12%  January 18, 2000 @    4,000,000    3,988,440
                                           ------------
                                            49,269,737
                                           ------------

See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds                    SCHEDULES OF INVESTMENTS


-------------------------------------------------------
SHORT TERM INVESTMENTS                PAR       VALUE
-------------------------------------------------------

CORPORATE BONDS--2.53%
 Wells Fargo & Co
  5.31%  March 31, 2000 @      $4,000,000 $  3,999,642
                                          -------------

FLOATING RATE NOTES--38.57%
 AT&T Corp
  6.365%  January 13, 2000 @##  6,000,000    5,998,728
 American Express Centurion Bank
  5.349%  January 26, 2000 @##  7,000,000    7,000,000
 Bayerische Landesbank
  6.519%  January 18, 2000 @##  2,500,000    2,496,708
 CIT Group Inc
  5.569%  January 4, 2000 @##   3,000,000    2,998,194
 Citigroup Inc
  5.857%  February 3, 2000 @##  5,000,000    5,000,612
 Comerica Bank of Detroit
  6.454%  January 15, 2000 @##  5,000,000    4,999,851
 Commerz Bank AG New York
  5.406%  January 4, 2000 @##   4,000,000    3,999,770
 Diageo Capital PLC
  6.044%  February 24, 2000 @## 6,000,000    5,997,524
 First Union National
  6.224% March 16, 2000 @##     1,000,000      999,777
 Fleet Financial Group
  6.189%  January 13, 2000 @##  4,000,000    3,998,138
 Key Bank North America
  6.086%  January 28, 2000 @##  2,000,000    2,000,619
 Morgan Stanley Dean Witter
  Zero Coupon
   January 4, 2000 @##          3,500,000    3,500,000
 PNC Bank NA
  6.396%  January 12, 2000 @##  6,000,000    5,998,450
 Southtrust Bank NA
  5.723%  January 23, 2000 @##  6,000,000    5,995,168
                                          -------------
                                            60,983,539
                                          -------------

GOVERNMENT AGENCY--4.80%
 Federal Home Loan Mortgage
  Discounted Notes
   1.50%  January 3, 2000 @     3,086,000    3,085,743
   1.95%  January 3, 2000 @     4,500,000    4,499,513
                                           ------------
                                             7,585,256
                                           ------------

U.S. TREASURY--2.84%
 United States Treasury Bills
  3.05%  January 6, 2000 @      4,500,000    4,498,090
                                           ------------


TOTAL SHORT TERM INVESTMENTS
  (Cost $152,832,998)                      152,832,998
                                           ------------





-------------------------------------------------------
SHORT TERM INVESTMENTS                PAR       VALUE
-------------------------------------------------------

TOTAL INVESTMENTS--96.66%
  (Cost $152,832,998)                     $152,832,998
                                          -------------


OTHER ASSETS AND LIABILITIES--3.34%          5,288,362
                                          -------------


TOTAL NET ASSETS--100%                    $158,121,360
                                          =============





NOTES TO SCHEDULES OF INVESTMENTS

   * Non-income producing security

  ** Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities amounted to $5,960,596 or 3.44% of the net assets of the Preferred Fixed Income Fund.

   # All or a portion of this security is being used to collateralize futures contracts outstanding at December 31, 1999. Additional securities are earmarked to cover the remaining value of futures contracts.

  ## Floating rate note. The interest rate shown reflects the rate currently in effect. The maturity date shown reflects the next reset date.

   @ Yields are at time of purchase (unaudited)

   + Par is in U.S. dollars unless otherwise noted.


ABBREVIATIONS:

     ADR - American Depositary Receipt

     MTN - Medium Term Notes

     SDR - Swedish Depositary Receipt

     TBA - To Be Announced






See notes to financial statements and notes to schedules of investments

         NOTES TO FINANCIAL STATEMENTS    December 31, 1999 (unaudited)
--------------------------------------------------------------------------------
1.   ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The Preferred Group of Mutual Funds ("The Preferred Group" or "the Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified series management investment company offering eight portfolios (the "Funds"):

PREFERRED GROWTH FUND ("Growth") - seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing above-average earnings growth.

PREFERRED VALUE FUND ("Value") - seeks its objective of capital appreciation and current income by investing primarily in equity securities believed to be undervalued and that offer above-average potential for capital appreciation.

PREFERRED INTERNATIONAL FUND ("International") - seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

PREFERRED SMALL CAP FUND ("Small Cap") - seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

PREFERRED ASSET ALLOCATION FUND ("Asset Allocation") - seeks its objective of both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

PREFERRED FIXED INCOME FUND ("Fixed Income") - seeks its objective of a high level of current income consistent with investment in a diversified portfolio of high quality debt securities.

PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND ("Short-Term Government") - seeks its objective of high current income consistent with preservation of capital, primarily through investment in U.S. Government securities.

PREFERRED MONEY MARKET FUND ("Money Market") - seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed income instruments.

The Preferred Group was established in 1991 as a business trust under Massachusetts law and has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the reporting period and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements.


SECURITY VALUATIONS
Portfolio securities and futures for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Trustees, which prices reflect broker/ dealer supplied market valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bonafide market maker shall be used. Over-the-counter options are valued at fair value, as determined in good faith by the Trustees or by persons acting at their direction based on prices supplied by a broker, usually the option counter-party. Forward

      The Preferred Group of Mutual Funds    NOTES TO FINANCIAL STATEMENTS

contracts are valued at the mean between the bid and the offered forward rates as last quoted by a pricing service. Obligations with a remaining maturity of 60 days or less and holdings in Money Market are valued at amortized cost which approximates market value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. The premium is valued based on prices supplied by a broker. Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

FEDERAL TAXES
Consistent with each Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income and net realized capital gains to its shareholders, no federal tax has been accrued.

At June 30, 1999, capital loss carryforwards available (to the extent provided in federal income tax regulations) to offset future realized gains were as follows:

                                YEAR OF           CAPITAL LOSS
    FUND                      EXPIRATION          CARRYFORWARD
    Short-Term Government        2003             $   408,901
    Short-Term Government        2004                 302,863
    Short-Term Government        2005                  96,867
    Short-Term Government        2007                  34,485
    Small Cap                    2007              11,053,418

To the extent the loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
Interest income is recorded on the accrual basis. Original issue discount and market discount are accreted to interest income over the life of a security with a corresponding adjustment in the cost basis; premium is amortized on debt securities with a corresponding adjustment to the cost basis. For the Short-Term Government Securities Fund, income earned on short-term investment funds is included in interest income in the Statement of Operations. Payments received in kind are recorded at the fair market value of the securities received.

DISTRIBUTIONS TO SHAREHOLDERS
Growth, Value, International and Small Cap declare and pay dividends at least annually. Dividends are declared and paid quarterly for Asset Allocation. Dividends are declared and recorded daily and paid monthly for Fixed Income, Short-Term Government and Money Market.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, net operating losses, losses deferred due to wash sales and post-October 31 losses. Permanent book and tax differences relating to shareholder distributions will result in reclassifications in the Funds' capital accounts.

EXPENSES
Expenses specific to an individual Fund are charged to that Fund. Common expenses are allocated to the Funds based on their relative net asset values.

FOREIGN CURRENCY TRANSLATION
The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the daily exchange rates.

         NOTES TO FINANCIAL STATEMENTS    December 31, 1999 (unaudited)

Net realized gains and losses on foreign denominated other assets, liabilities and currency transactions disclosed in the Statement of Operations represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but rather, are included with the net realized and unrealized gain or loss on investments.

FORWARD CURRENCY CONTRACTS
All Funds (except Short-Term Government and Money Market) may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates at future dates. The market value of the contract will fluctuate with changes in currency exchange rates. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward contracts are settled. Forward currency contracts do not eliminate fluctuations in the prices of the Funds' portfolio securities. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

FUTURES CONTRACTS
All Funds (except Short-Term Government and Money Market) may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the stock and fixed income markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or investment securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is disclosed in the Statement of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Losses may arise from the changes in the value of the underlying instrument, the illiquidity of the secondary market for the contracts, or the failure of counterparties to perform under the contract terms. See Note 4 for all open futures contracts held as of December 31, 1999.

DELAYED DELIVERY TRANSACTIONS
All Funds (except Money Market) may purchase or sell securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the purchase commitment.

REPURCHASE AGREEMENTS
The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or declares bankruptcy.

      The Preferred Group of Mutual Funds    NOTES TO FINANCIAL STATEMENTS

INDUSTRY CONCENTRATIONS
While none of the Funds is permitted to invest more than 25% of its assets in a particular industry (other than Money Market, which may concentrate in the domestic banking industry), each Fund may, from time to time, "focus" its investments (generally considered to include investing more than 10% of its assets) in certain industries. This may subject a Fund to greater risk than Funds that are not so focused.

OTHER
Corporate actions (including cash dividends) are recorded on the ex-date (except for certain foreign securities for which corporate actions are recorded as soon after the ex-date as the Funds become aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

All Funds (except Short-Term Government) may invest in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may include foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws or restrictions, including the possible prevention of currency exchange. The Funds may be subject to foreign taxes on income and gains on investments which are accrued based upon the Fund's understanding of the tax rules and regulations.

         NOTES TO FINANCIAL STATEMENTS    December 31, 1999 (unaudited)

--------------------------------------------------------------------------------
2.   FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------

MANAGEMENT FEE
Caterpillar Investment Management Ltd. (the "Manager") provides investment advisory and portfolio management services for the Funds. Each Fund pays a monthly fee based on the average net assets of the Fund at the following rates:

                                ANNUAL PERCENTAGE OF
FUND                             AVERAGE NET ASSETS
Growth                                0.75%
Value                                 0.75%
International                         0.95%
Small Cap                             0.75%
Asset Allocation                      0.70%
Fixed Income                          0.50%
Short-Term Government                 0.35%
Money Market                          0.30%

To assist in carrying out its responsibilities, the Manager has retained various subadvisers to render advisory services to the Funds:

FUND                              SUBADVISERS
Growth                            Jennison Associates LLC ("Jennison")
Value                             Oppenheimer Capital Corp. ("Oppenheimer")
International                     Mercator Asset Management(R), L.P. ("Mercator")
Small Cap                         None
Asset Allocation                  Mellon Capital Management Corporation ("Mellon") and
                                  PanAgora Asset Management, Inc. ("PanAgora")
Fixed Income and Money Market     J. P. Morgan Investment Management, Inc. ("Morgan")
Short-Term Government             None

The subadvisers operate under the supervision of the Manager and The Preferred Group's Trustees. The Manager pays the fees of each of the subadvisers; the Funds do not pay subadvisory fees in addition to the management fee paid to the Manager.

For the six months ended December 31, 1999, brokerage commissions were paid to the following affiliates of the Trust's subadvisers by the following Funds:

                                   GROWTH    VALUE
J. P. Morgan Securities, Inc.     $25,271   $1,200

TRUSTEES' FEES
For the six months ended December 31, 1999, the Trustees who were not "interested persons" of The Preferred Group, as defined in the Investment Company Act of 1940, as amended, received an annual fee of $12,000 plus $2,500 for each Trustees' meeting attended.

      The Preferred Group of Mutual Funds    NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
3.   BENEFICIAL INTEREST
--------------------------------------------------------------------------------

As of December 31, 1999, affiliated shareholders beneficially holding more than 5% of total shares outstanding were as follows:


                                            GROUP                     PREFERRED STABLE
                                          INSURANCE     INSURANCE        PRINCIPAL
                        401(K) PLAN*    TRUST A & B**  RESERVES***    COLLECTIVE TRUST
GROWTH                     69.09%            -              -                -
VALUE                      70.39%            -              -                -
INTERNATIONAL              34.35%          37.79%           -                -
SMALL CAP                  31.36%          55.21%          5.65%             -
ASSET ALLOCATION           42.77%          26.18%           -                -
FIXED INCOME               19.34%          19.03%           -              48.26%
SHORT-TERM GOVERNMENT      25.38%          26.80%         31.99%           12.32%
MONEY MARKET               82.39%            -              -                -




       *  Caterpillar Investment Trust 401(k) Plan.

      **  Caterpillar Inc. Supplemental Unemployment and Benefits Group
          Insurance Trust A and Caterpillar Group Insurance Trust B
          (Trust A and B).

     *** Caterpillar Insurance Company Limited Insurance Reserves. The 31.99% holdings in Short-Term Government Securities Fund are held by American
          Bankers' Insurance Company of Florida for the benefit of Caterpillar
          Insurance Company Limited.

                                       59






         NOTES TO FINANCIAL STATEMENTS    December 31, 1999 (unaudited)
--------------------------------------------------------------------------------
4.   PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

SECURITY PURCHASES AND SALES
During the six months ended December 31, 1999, purchases and sales of long-term investments (investments other than short-term obligations and U.S. Government securities) and U.S. Government securities (short- and long-term), respectively, were as follows:


                                        LONG-TERM                          SHORT-TERM
                               PURCHASES           SALES          PURCHASES          SALES
GROWTH                       $187,267,707      $220,296,488            -               -
VALUE                          26,956,550        35,168,053            -               -
INTERNATIONAL                  35,452,487        30,046,215            -               -
SMALL CAP                      39,909,725        50,345,129            -               -
ASSET ALLOCATION                3,014,213        36,897,622      $49,789,118     $ 13,259,710
FIXED INCOME                  147,852,011       104,635,237       95,643,178      113,456,310
SHORT-TERM GOVERNMENT          44,205,217         6,936,075            -           26,511,524


    During the six months ended December 31, 1999, Money Market had purchases and sales (including maturities and excluding repurchase agreements) of short-term obligations and U.S. Government securities of:


                                          OTHER                          U.S. GOVERNMENT
                               PURCHASES           SALES          PURCHASES          SALES
MONEY MARKET               $4,737,682,502    $4,788,943,380     $27,599,417       $23,105,000


FUTURES CONTRACTS
Asset Allocation and Fixed Income had the following futures contracts open at December 31, 1999:



                                NUMBER OF       EXPIRATION       UNDERLYING       UNREALIZED
CONTRACTS                       CONTRACTS          DATE          FACE VALUE    GAIN (LOSS), NET
ASSET ALLOCATION:
Long Positions:
   S&P 500                             21            Mar 00    $  7,792,050         $ 263,851
   U.S. Treasury Bonds                276            Mar 00      25,098,750         (544,051)
                                                                                   -----------
                                                                                    (280,200)
                                                                                   -----------
Short Positions:
    S&P 500                            47            Mar 00     (17,439,350)        (703,333)
                                                                                   -----------
                                                                                   ($983,533)
                                                                                   ===========

FIXED INCOME:
Long Positions:
   U.S. Treasury Bonds                 83            Mar 00       7,547,813         (283,552)

Short Positions:
    U.S. Treasury Notes               279            Mar 00     (26,744,766)          522,896
                                                                                   -----------
                                                                                    $ 239,344
                                                                                   ===========

      The Preferred Group of Mutual Funds    NOTES TO FINANCIAL STATEMENTS

UNREALIZED APPRECIATION (DEPRECIATION)
Unrealized appreciation (depreciation) for each Fund at December 31, 1999, based on cost of both long-term and short-term securities for federal tax purposes were as follows:

                                                               NET UNREALIZED      COST FOR
                           GROSS UNREALIZED  GROSS UNREALIZED   APPRECIATION/     FEDERAL TAX
FUND                         APPRECIATION     (DEPRECIATION)   (DEPRECIATION)      PURPOSES
GROWTH                       $342,787,907     ($  4,809,093)    $337,978,814      $480,482,308
VALUE                         177,467,070       (16,347,400)     161,119,670       219,085,492
INTERNATIONAL                 140,685,453        (9,264,033)     131,421,420       243,119,730
SMALL CAP                      15,455,065        (5,051,846)      10,403,219        84,718,648
ASSET ALLOCATION               40,534,316        (9,156,078)      31,378,238       186,540,748
FIXED INCOME                      397,244        (5,562,002)      (5,164,758)      175,831,808
SHORT-TERM GOVERNMENT              14,456          (924,288)        (909,832)       73,741,248
MONEY MARKET                       -                 -                -            152,832,998


INCOME TAX INFORMATION (UNAUDITED)
The Funds that declared and paid a long-term capital gain distribution in calendar year 1999 (Value, Growth, International and Asset Allocation) hereby designate the following amounts as long-term capital gain distributions:

                               LONG-TERM
FUND                         CAPITAL GAINS
VALUE                         $48,119,259
GROWTH                         79,398,489
INTERNATIONAL                  11,234,706
ASSET ALLOCATION                3,305,447

      THE PREFERRED GROUP OF MUTUAL FUNDS    December 31, 1999 (unaudited)

                                      logo
                              THE PREFFERRED GROUP
                                 OF MUTUAL FUNDS
                                 1-800-662-4769
                             www.preferredgroup.com










          This report and the financial statements contained herein are submitted for the general information of the shareholders of The Preferred Group of Mutual Funds. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.





OFFICERS AND TRUSTEES
          Gary M. Anna.........................................Trustee
          William F. Bahl......................................Trustee
          F. Lynn McPheeters...................................Trustee
          Dixie L. Mills.......................................Trustee
          Kenneth J. Zika......................................Trustee
          David L. Bomberger.................................President
          Fred L. Kaufman.................Vice President and Treasurer
          Richard P. Konrath.....................................Clerk

INVESTMENT ADVISER
          Caterpillar Investment Management Ltd.
          411 Hamilton Boulevard, Suite 1200
          Peoria, IL  61602-1104

DISTRIBUTOR
         Caterpillar Securities Inc.
         411 Hamilton Boulevard, Suite 1200
         Peoria, IL  61602-1104

CUSTODIAN
         State Street Bank & Trust Co.
         P.O. Box 1713
         Boston, MA  02101

TRANSFER AGENT AND INVESTOR SERVICES
          Boston Financial Data Services, Inc.
          The BFDS Building
          Two Heritage Drive
          Quincy, MA  02171

LEGAL COUNSEL
          Ropes & Gray
          One International Place
          Boston, MA  02110-2624

          The Preferred Group of Mutual Funds    SHAREHOLDER PRIVILEGES



  AFFORDABLE MINIMUM          You may open a Preferred account with an
      INVESTMENT              investment of $1,000 or more. Subsequent
                              investments of $50 or more may be made at any time.

   FREE CHECKWRITING          You can write an unlimited number of free
                              checks (minimum $250 per check) against
                              the assets in your account (Money Market and Short-Term Government Securities
                              Funds only). You must maintain the
                              minimum required account balance of $1,000.

      SYSTEMATIC              You may authorize your bank to debit your
     SAVINGS PLAN             checking account automatically and send
                              regular monthly investments of $50 or
                              more to your fund account. If you select this option, you may open an account with your first monthly investment of $50.

  EXCHANGE PRIVILEGE          Should you wish to change your investment
                              selection, you may move all or a portion of your assets to another fund. One toll-free call is all it takes.

       IRA PLANS              If you consider a comfortable retirement
                              to be one of your financial goals, you
                              might be especially interested in opening a Preferred Traditional or Roth IRA account. You may transfer or roll over your current IRA. You may also convert your current IRA at another institution to a Preferred Roth IRA. Call 1-800-662-
                              4769 for a free IRA kit.

     COMPREHENSIVE            You can reach The Preferred Group at
  INVESTOR SERVICES           1-800-662-4769 during normal business
                              hours of 8 a.m. to 6 p.m. eastern time to discuss your questions with our Investor
                              Services Representatives. After business hours you can access pre-recorded information via the Preferred Tele-
                              Services line. You will also receive
                              easy-to-read account statements and a
                              comprehensive year-end summary statement for your tax records. High quality service is our top priority at The
                              Preferred Group.

     100% NO-LOAD*            We are a 100% no-load fund group. There
                              are no sales commissions, exchange fees, exit fees or 12b-1 fees when you invest in a Preferred Group fund. All of your money goes to work for you immediately.




*The Preferred Group is a no-load mutual fund family and does not charge any 12b-1 fees. As with any no-load mutual fund, however, certain other fees and expenses do apply to continued investments in the Funds. These fees and expenses are described in the Funds' current prospectus, which should be read carefully before making an investment.

                                                     ---------------------------
                                                            PRESORTED
                                                           STANDARD A
                                                        U.S. POSTAGE PAID
                                                       SOUTH SUBURBAN, IL
                                                          PERMIT #3602
                                                     ---------------------------

               logo
        The Preferred Group
          of Mutual Funds

           P.O. Box 8320
       Boston, MA 02266-8320
      www.preferredgroup.com

          Distributed by
    Caterpillar Securities Inc.


                  SEMIANNUAL REPORT
                  December 31, 1999
                     (unaudited)

                     BUILDING
                     FINANCIAL
                    BRIDGES(TM)